As filed with the Securities and Exchange Commission on October 21, 2004
                                                       Registration Nos. 2-16590
                                                                         811-945
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    Under the
                             SECURITIES ACT OF 1933                          |X|
                           Pre-Effective Amendment No.                       [ ]

                         Post-Effective Amendment No. 79                     |X|
                                     and/or
                             REGISTRATION STATEMENT
                                    Under the

                         INVESTMENT COMPANY ACT OF 1940                      |X|
                                Amendment No. 79                             |X|
                        (Check appropriate box or boxes.)

                                  ------------
                              Phoenix Equity Trust
            (formerly, Phoenix-Aberdeen Worldwide Opportunities Fund)
         (Exact Name of Registrant as Specified in Declaration of Trust)
                                  ------------

               101 Munson Street, Greenfield, Massachusetts 01301
               (Address of Principal Executive Offices) (Zip Code)

                           c/o Phoenix Equity Planning
                       Corporation -- Shareholder Services
                                 (800) 243-1574
              (Registrant's Telephone Number, including Area Code)

                                  ------------

             John R. Flores, Esq.                                   Copies to:
 Vice President, Litigation/Employment Counsel              Matthew A. Swendiman, Esq.
        Phoenix Life Insurance Company                                Counsel
               One American Row                           Phoenix Life Insurance Company
       Hartford, Connecticut 06102-5056                          One American Row
    (name and address of Agent for Service)              Hartford, Connecticut 06102-5056

                                  ------------
 It is proposed that this filing will become effective (check appropriate box) |X| immediately upon filing pursuant to paragraph (b)
 [ ] on              pursuant to paragraph (b) of Rule 485
 [ ] 60 days after filing pursuant to paragraph (a)(i)
 [ ] on              pursuant to paragraph (a)(i)
 [ ] 75 days after filing pursuant to paragraph (a)(ii)
 [ ] on              pursuant to paragraph (a)(ii) of Rule 485. If appropriate, check the following box:
 [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

      Prospectus


      > O C T O B E R   21,  2 0 0 4




      Phoenix Equity Trust

      Phoenix-Aberdeen Worldwide Opportunities Fund

      Phoenix Mid-Cap Value Fund
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
                                             Neither the Securities and Exchange Commission
                                             nor any state securities commission has approved
                                             or disapproved of these securities or determined
                                             if this prospectus is truthful or complete. Any
                                             representation to the contrary is a criminal offense.

[Logo]PHOENIX                                This prospectus contains important information
      INVESTMENTPARTNERS,LTD.                that you should know before investing in Phoenix-
      Committed to Investor Success(SM)      Aberdeen Worldwide Opportunities Fund and
                                             Phoenix Mid-Cap Value Fund. Please read it
                                             carefully and retain it for future reference.

                    PHOENIX EQUITY TRUST
--------------------------------------------------------------------------------


                    TABLE OF CONTENTS

                    Phoenix-Aberdeen Worldwide Opportunities Fund

                         Investment Risk and Return Summary................    1

                         Fund Expenses.....................................    4

                         Management of the Fund............................    5

                    Phoenix Mid-Cap Value Fund

                         Investment Risk and Return Summary................    8

                         Fund Expenses.....................................   11

                         Management of the Fund............................   12

                    Additional Investment Techniques.......................   14

                    Pricing of Fund Shares.................................   16

                    Sales Charges..........................................   17

                    Your Account...........................................   20

                    How to Buy Shares......................................   21

                    How to Sell Shares.....................................   22

                    Things You Should Know When Selling Shares.............   22

                    Account Policies.......................................   24

                    Investor Services......................................   25

                    Tax Status of Distributions............................   26

                    Financial Highlights...................................   27

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Aberdeen Worldwide Opportunities Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 65% of its assets in securities of issuers located in three or more countries, one of which will be the United States.

> The fund invests primarily in common stocks. Companies selected for fund investment may be of any capitalization and may be located in countries with developed markets and countries with "emerging markets."

> The adviser manages the fund's investment program and general operation of the fund, as well as the domestic portion of the fund's portfolio. The subadviser manages the foreign portion of the fund's portfolio.

> In managing the fund's foreign investments, the subadviser uses a top-down, bottom-up approach that seeks growth at a reasonable price. The subadviser's process begins by selecting the amount of assets to allocate to countries and geographic regions around the world based on such economic, monetary and political factors as prospects for relative economic growth among countries, expected levels of inflation, governmental policies influencing business decisions, relative price levels of various capital markets, the outlook for currency relationships and the range of individual investment opportunities available.

         Within the designated country allocations, the subadviser uses primary research to select individual securities for fund investment based on factors such as industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength.

> The adviser manages the domestic investments of the fund using a quantitative value strategy that selects equity securities primarily from among the 1,500 largest companies traded in the United States based on value criteria such as price to earnings, sales and cash flows and growth criteria such as earnings per share. This strategy emphasizes securities of companies relatively undervalued to the market in general and with improving fundamentals.


> The fund's investment strategies may lead to a high portfolio turnover rate. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.


Temporary defensive strategy: If the adviser or subadviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest without limit in U.S. government securities and in money market instruments. When this allocation happens, the fund may not achieve its investment objective.

                                Phoenix Aberdeen Worldwide Opportunities Fund  1

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

EMERGING MARKET INVESTING

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

FOREIGN INVESTING

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies such as:

         o  less publicly available information about foreign countries;

         o  political and economic instability within countries;

         o differences in financial reporting standards and transaction settlement systems;

         o  the possibility of expropriation or confiscatory taxation; and

         o  changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.


SMALL AND MEDIUM CAPITALIZATION COMPANIES

Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on smaller capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


2 Phoenix-Aberdeen Worldwide Opportunities Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Aberdeen Worldwide Opportunities Fund. The bar chart shows changes in the fund's Class A Share performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Please keep in mind that the fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.


[GRAPHIC OMITTED]

CALENDER YEAR       ANNUAL RETURN (%)
   1994                   0.02
   1995                  15.08
   1996                  14.99
   1997                  14.08
   1998                  31.21
   1999                  18.07
   2000                  -1.33
   2001                 -21.41
   2002                 -17.59
   2003                  26.89


(1) The fund's average annual returns for Class A shares in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 19.21% (quarter ending December 31, 1998) and the lowest return for a quarter was -20.91% (quarter ending September 30, 2002). Year-to-date performance (through June 30, 2004) was 3.49%.


------------------------------------------------------------------------------------------------------------------
                                                                                          SINCE INCEPTION(2)
  AVERAGE ANNUAL TOTAL RETURNS                                                      ------------------------------
  (FOR THE PERIODS ENDING 12/31/03)(1)          1 YEAR        5 YEARS      10 YEARS      CLASS B       CLASS C
------------------------------------------------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------------------------------------------------

     Return Before Taxes                        19.59%         -2.04%        5.98%          --            --
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)     19.38%         -3.71%        2.84%          --            --
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(3)
     and Sale of Fund Shares                    13.01%         -2.49%        3.39%          --            --

------------------------------------------------------------------------------------------------------------------
  Class B
------------------------------------------------------------------------------------------------------------------

     Return Before Taxes                        21.95%         -1.62%         --           6.08%          --

------------------------------------------------------------------------------------------------------------------
  Class C
------------------------------------------------------------------------------------------------------------------

     Return Before Taxes                        26.07%         -1.69%         --            --          -0.27%
------------------------------------------------------------------------------------------------------------------
  S&P 500 Index(4)                              28.71%         -0.57%       11.10%        11.90%         0.56%
------------------------------------------------------------------------------------------------------------------
  MSCI World Index (Net)(5)                     33.11%         -0.77%        7.14%         6.97%(6)     -0.77%(7)

------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns reflect the deduction of the maximum sales charge for an investment in the fund's Class A shares and a full redemption in the fund's Class B shares and Class C shares.
(2) Class B shares since July 15, 1994 and Class C shares since December 15,
1998.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown are only for Class A shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The S&P 500(R) Index is a market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.
(5) The MSCI World(SM) Index (Net) is a free float-adjusted market capitalization index that measures developed global market equity performance. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

(6) Index performance since July 29, 1994.
(7) Index performance since December 31, 1998.

                                Phoenix-Aberdeen Worldwide Opportunities Fund  3

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                       CLASS A               CLASS B              CLASS C
                                                       SHARES                SHARES               SHARES
                                                       ------                ------               ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases
(as a percentage of offering price)                      5.75%                None                  None

Maximum Deferred Sales Charge (load) (as a
percentage of the lesser of the value redeemed
or the amount invested)                                  None                 5%(a)                1%(b)

Maximum Sales Charge (load) Imposed on
Reinvested Dividends                                     None                 None                  None

Redemption Fee                                           None                 None                  None

Exchange Fee                                             None                 None                  None
                                                ------------------------------------------------------------------

                                                       CLASS A               CLASS B              CLASS C
                                                       SHARES                SHARES               SHARES
                                                       ------                ------               ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                         0.75%                 0.75%                0.75%

Distribution and Service (12b-1) Fees(c)                0.25%                 1.00%                1.00%


Other Expenses                                          0.62%                 0.62%                0.62%
                                                        -----                 -----                -----

TOTAL ANNUAL FUND OPERATING EXPENSES                    1.62%                 2.37%                2.37%
                                                        =====                 =====                =====


-----------------------


(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

4  Phoenix-Aberdeen Worldwide Opportunities Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $730                 $1,057                 $1,406                $2,386
-----------------------------------------------------------------------------------------------------------------
   Class B                      $640                  $ 939                 $1,265                $2,520
-----------------------------------------------------------------------------------------------------------------
   Class C                      $340                  $ 739                 $1,265                $2,706

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                      $240                  $739                  $1,265                $2,520
-----------------------------------------------------------------------------------------------------------------
   Class C                      $240                  $739                  $1,265                $2,706

-----------------------------------------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISERS


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 39 mutual funds and as adviser to institutional clients. As of June 30, 2004, Phoenix had $21.4 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Aberdeen Asset Management Inc. ("Aberdeen") is the subadviser to the fund and is located at 300 S.E. 2nd Street, Ste. 820, Fort Lauderdale, FL 33301. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and through Aberdeen, U.S. mutual funds. Aberdeen has served as subadviser to Phoenix-Aberdeen International Fund of Phoenix Multi-Portfolio Fund and the International Series of The Phoenix Edge Series Fund since 1998. As of June 30, 2004, Aberdeen Asset Management PLC had $37 billion in assets under management.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the domestic portion of the fund's portfolio. Aberdeen, as subadviser, is responsible for the day-to-day management of the foreign holdings of the fund. Both Phoenix and Aberdeen manage the fund's assets to conform with the investment policies as described in this prospectus.

                                Phoenix-Aberdeen Worldwide Opportunities Fund  5

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                      $1st billion       $1+ billion through $2 billion        $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                         0.75%                       0.70%                       0.65%
-----------------------------------------------------------------------------------------------------------------

Phoenix pays Aberdeen a fee for that portion of the fund's net assets that are invested in non-U.S. securities as follows:

-----------------------------------------------------------------------------------------------------------------
                                      $1st billion       $1+ billion through $2 billion        $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Subadvisory Fee                       0.375%                       0.35%                      0.325%
-----------------------------------------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $867,356. The ratio of management fees to average net assets for the fiscal year ended June 30, 2004 was 0.75%.


PORTFOLIO MANAGEMENT

Aberdeen's senior strategy committee determines and monitors the fund's regional allocations across the globe on a monthly basis. An Aberdeen team of investment professionals located in offices spread around the world selects securities for the foreign portion of the fund's portfolio. At the same time, a team of equity investment professionals of Phoenix manages the U.S. portion of the fund's portfolio.


Bev Hendry and Stephen Docherty are members of the Aberdeen team responsible for the fund. Mr. Hendry is Chief Executive Officer of Aberdeen. He joined Aberdeen Asset Management in 1987 and was made managing director of the unit trust subsidiary. He served as Director of Aberdeen Asset Management PLC from 1991 until 2002 and currently serves on the Executive Management Committee for Aberdeen Asset Management PLC. Prior to joining the Aberdeen group, he worked as a manager for a major accounting firm and then as financial director of a North Sea oil company. Mr. Hendry graduated from Aberdeen University with an M.A. in economics in 1974 and qualified as a chartered accountant in 1977. Mr. Docherty joined Aberdeen Asset Management in 1994, originally in a role relating to performance measurement. Mr. Docherty has been active in portfolio management since 1998. From 1998 to 2000, Mr. Docherty's responsibilities included generalist coverage and input to all the Latin American investment decision making processes, with specific responsibility for Latin American investments within Aberdeen's global equity funds. Since 2000, he has been working with various specialist fund management teams in London, Singapore and Fort Lauderdale to implement directly invested multi-regional thematic portfolios. From 1992 to 1994, Mr. Docherty was employed by Abbey National PLC, where he conducted research investigations and assisted in the design of various life insurance products.


6  Phoenix-Aberdeen Worldwide Opportunities Fund

A team of equity investment professionals led by Dong Zhang manages the domestic portion of the fund. Mr. Zhang is also the equity team leader for the Phoenix-Oakhurst Balanced Fund, Phoenix-Oakhurst Strategic Allocation Fund and Phoenix-Oakhurst Value Equity Fund; he is a member of the equity team that manages other of the Phoenix-Oakhurst funds. Mr. Zhang joined Phoenix in 1997 and is Portfolio Manager, Value Equities of Phoenix. Previously, Mr. Zhang was a Portfolio Manager with American Century Companies from 1993 to 1997, where he was a member of the portfolio management team for American Century Income & Growth Fund from June 1996 through June 1997. Mr. Zhang received his Ph.D. in Physics from Stanford University.


Steven L. Colton serves as a member of the equity investment team that manages the domestic portion of the fund. Mr. Colton is the equity team leader for the Phoenix-Oakhurst Growth & Income Fund and Phoenix-Oakhurst Income & Growth Fund; he is a member of the equity team that manages other of the Phoenix-Oakhurst funds. Mr. Colton joined Phoenix in 1997 and is Managing Director, Value Equities of Phoenix. Previously, Mr. Colton was Portfolio Manager for the American Century Income & Growth Fund from its inception in December 1990 through May 1997. He was an investment professional with American Century Companies from 1987 through May 1997. Mr. Colton is a graduate of the University of California, San Diego and Stanford University.



                                Phoenix-Aberdeen Worldwide Opportunities Fund  7

PHOENIX MID-CAP VALUE FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


Phoenix Mid-Cap Value Fund has an investment objective of long-term growth of capital. The fund's investment objective may be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests at least 80% of its assets in securities of mid-capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell Midcap Index. As of September 30, 2004, the capitalization range of companies included in the Russell Midcap Index was $525 million to $15.2 billion.


> The subadviser of the fund looks for companies with restructuring and turnaround potential that are selling at a substantial discount to their private market value.

> The subadviser utilizes a "bottom-up" investment approach. The subadviser looks for companies that are both selling at a substantial discount to their private market value and have restructuring and turnaround potential. The subadviser looks for companies where there is potential for:

            o    significant increase in earnings over a three-year period; and

            o    significant price appreciation over a three-year period.

>        The subadviser employs a sell discipline pursuant to which it will:

            o sell a position when the price of the stock reaches the subadviser's target price;

            o sell a position when it has diminished confidence that management can execute the turnaround strategy; and

            o    sell a position when key management departs.

Temporary defensive strategy: If the adviser or subadviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest without limit in U.S. government securities and in money market instruments. When this allocation happens, the fund may not achieve its investment objectives.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

8 Phoenix Mid-Cap Value Fund

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

MID-CAPITALIZATION COMPANIES


Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on smaller capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


                                                   Phoenix Mid-Cap Value Fund  9

PERFORMANCE TABLES

As the result of a reorganization, the Phoenix Mid-Cap Value Fund will be the successor of the FMI Sasco Contrarian Value Fund (the "Predecessor Fund"), which is anticipated to be reorganized (pending shareholder approval) as a series of the Phoenix Equity Trust on October 22, 2004. The Predecessor Fund, which commenced operations on December 30, 1997, offered only one class of shares. The Phoenix Mid-Cap Value Fund treats the past performance of the Predecessor Fund as its own. Therefore the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Mid-Cap Value Fund's commencement date.

The bar chart and table below provide some indication of the risks of investing in the Phoenix Mid-Cap Value Fund. The bar chart shows changes in the Predecessor Fund's performance from year to year over the life of the fund.(1) The table shows how the Predecessor Fund's average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The Predecessor Fund's past performance, before and after taxes, is not necessarily an indication of how the Phoenix Mid-Cap Value Fund will perform in the future.


                                [GRAPHIC OMITTED]

                      CALENDER YEAR       ANNUAL RETURN (%)
                          1998                -9.07
                          1999                -0.68
                          2000                31.64
                          2001                11.84
                          2002                -9.89
                          2003                37.56


(1) The Predecessor Fund's average annual returns in the chart above do not reflect the deduction of any sales charges. During the period shown on the bar chart above, the Predecessor Fund's highest total return for a quarter was 22.09% (quarter ended December 31, 2003) and the lowest total return for a quarter was -19.91% (quarter ended September 30, 2002). The Predecessor Fund's year-to-date performance (through September 30, 2004) was 9.72%. For the 1998 through 2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Predecessor Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Predecessor Fund. On October 22, 2004, Phoenix Investment Counsel, Inc. will become the investment adviser to the Predecessor Fund. Since inception, the subadviser to the Predecessor Fund was Sasco Capital Inc. ("Sasco"). Sasco will continue to be the subadvisor to the Phoenix Mid-Cap Value Fund following the reorganization described above.


-----------------------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                                                                      SINCE
  (FOR THE PERIODS ENDING 12/31/03)(1)                    ONE YEAR            FIVE YEARS         INCEPTION(2)
-----------------------------------------------------------------------------------------------------------------
  Predecessor Fund (before taxes)                          29.65%              11.30%               7.66%
-----------------------------------------------------------------------------------------------------------------
  Predecessor Fund (after taxes on                         29.63%              11.11%               7.23%
  distributions)(3)
-----------------------------------------------------------------------------------------------------------------
  Predecessor Fund (after taxes on distributions           19.29%               9.74%               6.35%
  and sale of Fund shares)(3)
-----------------------------------------------------------------------------------------------------------------
  Russell Midcap(R)Index(4)                                40.06%               7.23%               7.84%
-----------------------------------------------------------------------------------------------------------------
  Russell Midcap(R)Value Index(5)                          38.07%               8.73%               8.23%
-----------------------------------------------------------------------------------------------------------------

(1) The Predecessor Fund's average annual returns have been restated to reflect the deduction of the maximum sales charge for an investment in Class A Shares and a full redemption in Class C Shares.
(2) Restated to reflect performance since inception of the Predecessor Fund on December 30, 1997.
(3) The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown were not relevant to investors who held their Predecessor Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Predecessor Fund's return after taxes on distributions and sale of Predecessor Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from capital losses that would have been incurred.
(4) The Russell Midcap(R) Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies and is provided for general comparative purposes. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.
(5) The Russell Midcap(R) Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Class C Shares have been in existence only since the date of this prospectus; therefore performance information is not included since this class of shares has not had a full calendar year of investment operations.


10  Phoenix Mid-Cap Value Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrate all fees and expenses that you may pay if you buy and hold shares of the fund.(a)

                                                                             CLASS A              CLASS C
                                                                             SHARES               SHARES
                                                                             ------               ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of          5.75%                 None
offering price)

Maximum Deferred Sales Charge (load) (as a percentage of the lesser           None                  1%(b)
of the value redeemed or the amount invested)

Maximum Sales Charge (load) Imposed on Reinvested Dividends                   None                  None

Redemption Fee                                                                None                  None

Exchange Fee                                                                  None                  None
                                                                      --------------------------------------------

                                                                             CLASS A              CLASS C
                                                                             SHARES               SHARES
                                                                             ------               ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)


Management Fees                                                               0.75%                0.75%

Distribution and Service (12b-1) Fees(c)                                      0.25%                1.00%

Other Expenses                                                                3.71%                3.71%
                                                                              -----                -----

TOTAL ANNUAL FUND OPERATING EXPENSES(d)                                       4.71%                5.46%
                                                                              =====                =====

Expense Reduction                                                            (3.46)%              (3.46)%

NET FUND OPERATING EXPENSES                                                   1.25%                2.00%
                                                                              =====                =====

----------------


(a) Existing shareholders of the Predecessor Fund who become shareholders of the Phoenix Mid-Cap Value Fund through the reorganization will receive Class A shares of the Phoenix Mid-Cap Value Fund in exchange for their shares of the Predecessor Fund and will not be required to pay a sales load for new purchases of Class A shares of the Phoenix Mid-Cap Value Fund.

(b) The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


(d) The adviser has contractually agreed to cap total operating expenses at 1.25% and 2.00% (on an annualized basis) of the average daily net assets of Class A Shares and Class B Shares, respectively. The adviser may not discontinue this cap on total operating expenses for a minimum period of two years from the date of this prospectus.



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                  Phoenix Mid-Cap Value Fund  11

--------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR               3 YEARS               5 YEARS              10 YEARS
--------------------------------------------------------------------------------------------------------------

   Class A                      $695                 $1,298               $2,259                $4,687
--------------------------------------------------------------------------------------------------------------
   Class C                      $303                 $  990               $2,138                $4,962
--------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR               3 YEARS               5 YEARS              10 YEARS
--------------------------------------------------------------------------------------------------------------
   Class C                      $203                 $  990               $2,138                $4,962
--------------------------------------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect for two years from the date of this prospectus. Thereafter, the examples do not reflect any expense reimbursement obligations.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISERS


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 38 mutual funds and as adviser to institutional clients. As of June 30, 2004, Phoenix had $21.4 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Sasco Capital, Inc. ("Sasco") is the subadviser to the Mid-Cap Value Fund and is located at 10 Sasco Hill Road, Fairfield, CT 06824. Sasco has been an investment adviser since 1985 and as of June 30, 2004, had approximately $2 billion in assets under management.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the fund. Sasco, as subadviser to the fund, is responsible for the day-to-day management of the fund's portfolio. Phoenix and Sasco manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the annual rate of 0.75%.

Phoenix has contractually agreed to cap total operating expenses at 1.25% and 2.00% (on an annualized basis) of the average daily net assets of Class A Shares and Class B Shares, respectively. Phoenix may not discontinue this cap on total expenses for a minimum period of at least two years from the date of this prospectus.

12  Phoenix Mid-Cap Value Fund

Phoenix will pay to Sasco a subadvisory fee as a portion of the monthly gross investment management fee (without regard to capping of expenses or other waivers or reimbursements) that Phoenix receives from the fund at the annual rate of 47.5%.



PORTFOLIO MANAGEMENT


Bruce Bottomley, Daniel Leary and Mark Helderman are primarily responsible for the day-to-day management of the fund's portfolio. Mr. Bottomley is Managing Director of Sasco and also serves as Portfolio Manager of Sasco. He has 32 years of investment experience and joined Sasco at the time of its inception in 1986. He received his MBA from the University of Chicago. Mr. Leary is Managing Director of Sasco and also serves as Portfolio Manager of Sasco. He has 33 years of investment experience and joined Sasco at the time of its inception in 1986. Mr. Leary is a graduate of the Boston College School of Management. Mr. Helderman is Managing Director of Sasco and also serves as Portfolio Manager of Sasco. He has 18 years of investment experience and joined Sasco in 1997. Mr. Helderman is a graduate of the University of Dayton.



                                                  Phoenix Mid-Cap Value Fund  13

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the funds may engage in the following investment techniques:

CONVERTIBLE SECURITIES

The funds may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the funds may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the funds. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

DERIVATIVES

The funds may write exchange-traded, covered call options and purchase put and call options on indices and foreign currencies, and may enter into futures contracts on foreign currencies and related options. The funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments. If the respective subadviser fails to correctly predict these changes, the funds can lose money. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, purchasing call or put options involves the risk that the funds may lose the premium they paid plus transaction costs. Futures and options involve market risk in excess of their value.

FIXED INCOME SECURITIES

The funds may invest in nonconvertible fixed income securities of U.S. and foreign (non-U.S.) issuers including corporate notes, bonds and debentures that are rated within the three highest rating categories at the time of investment, or if unrated, are deemed by the respective subadviser to be of comparable quality. Generally, if interest rates rise, the value of debt securities will fall.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Worldwide Opportunities Fund may invest in forward foreign currency exchange contracts. Such contracts may limit potential exchange rate gains, may incur higher transaction costs and may not protect the Worldwide Opportunities Fund against future currency exchange fluctuations as anticipated by the adviser.

14  Phoenix Equity Trust

GOVERNMENT SECURITIES

The funds may invest in Treasury bills, notes and bonds issued by the U.S. Government, its agencies and instrumentalities, and securities issued by foreign governments and supranational agencies (such as the World Bank). Not all government securities are backed by the full faith and credit of the issuing country, including the United States.

HIGH YIELD-HIGH RISK SECURITIES

The funds may invest in high yield-high risk securities. High yield-high risk securities (junk bonds) typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield-high risk securities may be complex, and as a result, it may be more difficult for the respective subadviser to accurately predict risk.

MUTUAL FUND INVESTING

The funds may invest in other mutual funds in order to take advantage of investment opportunities in certain countries where the funds otherwise would not have been able to invest. The assets invested in other mutual funds incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

OTHER EQUITY SECURITIES

The funds may invest in preferred stocks, warrants, rights and securities convertible into common stocks. Preferred stocks may not fully participate in dividends, and convertible securities may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

UNRATED FIXED INCOME SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the respective subadviser to accurately predict risk.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.

                                                        Phoenix Equity Trust  15

PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:

         o  adding the values of all securities and other assets of the fund,

         o  subtracting liabilities, and

         o dividing the result by the total number of outstanding shares of the fund.


Asset Value: Each fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined approximates market value. Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.


Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the funds. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

16  Phoenix Equity Trust

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of a fund's distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

Each fund presently offers Class A Shares and Class C Shares. Additionally, the Worldwide Opportunities Fund offers Class B Shares. Each class of shares has different sales and distribution charges. See "Fund Expenses" previously in this prospectus. The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A

                                                        Phoenix Equity Trust  17

Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Purchase Shares." This information, the funds' current prospectus and the Statement of Additional Information may be obtained from the Individual Investors portion of Phoenix Funds' web site at PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested).(1) The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the Funds when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES (WORLDWIDE OPPORTUNITIES FUND ONLY). If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges on Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. Class C Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class C Shares do not convert to any other class of shares of the funds.

-----------------------

(1) As previously noted, existing shareholders of the Predecessor Fund who become shareholders of the Mid-Cap Value Fund through the reorganization will receive Class A shares of the Mid-Cap Value Fund in exchange for their shares of the Predecessor Fund and will not be required to pay a sales load for new purchases of Class A shares of the Mid-Cap Value Fund.


18  Phoenix Equity Trust

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation).


SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                             SALES CHARGE AS
                                                             A PERCENTAGE OF
                                           ----------------------------------------------------
AMOUNT OF                                                                            NET
TRANSACTION                                     OFFERING                           AMOUNT
AT OFFERING PRICE                                PRICE                            INVESTED
-----------------------------------------------------------------------------------------------
Under $50,000                                     5.75%                             6.10%
$50,000 but under $100,000                        4.75                              4.99
$100,000 but under $250,000                       3.75                              3.90
$250,000 but under $500,000                       2.75                              2.83
$500,000 but under $1,000,000                     2.00                              2.04
$1,000,000 or more                                None                              None

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES (WORLDWIDE OPPORTUNITIES FUND
ONLY) AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES (WORLDWIDE OPPORTUNITIES FUND ONLY)

  YEAR       1          2          3          4          5           6+
 ----------------------------------------------------------------------
  CDSC       5%         4%         3%         2%         2%          0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

 YEAR        1          2+
 ----------------------------------------------------------------------
 CDSC        1%         0%

                                                        Phoenix Equity Trust  19

YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Please specify name of the fund or funds on checks or transfer instructions. Payment in other forms may be accepted at the discretion of the funds.

STEP 1.

Your first choice will be the initial amount you intend to invest in each fund.

Minimum INITIAL investments:

         o $25 for individual retirement accounts, accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program. See below for more information on the Investo-Matic program.

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.


20  Phoenix Equity Trust

STEP 2.


Your second choice will be what class of shares to buy. As previously noted, the Worldwide Opportunities Fund offers Class A Shares, Class B Shares and Class C Shares and the Mid-Cap Value Fund offers Class A Shares and Class C Shares. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o  Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.



HOW TO BUY SHARES
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                   TO OPEN AN ACCOUNT
---------------------------------------------------------------------------------------------------------------
Through a financial advisor        Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
---------------------------------------------------------------------------------------------------------------
                                   Complete a New Account Application and send it with a check payable to the
Through the mail                   funds. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                   02266-8301.
---------------------------------------------------------------------------------------------------------------
                                   Complete a New Account Application and send it with a check payable to the
Through express delivery           funds. Send them to: Boston Financial Data Services, Attn.: Phoenix Funds,
                                   66 Brooks Drive, Braintree, MA 02184.
---------------------------------------------------------------------------------------------------------------
By Federal Funds wire              Call us at (800) 243-1574 (press 1, then 0).
---------------------------------------------------------------------------------------------------------------
                                   Complete the appropriate section on the application and send it with your
By Investo-Matic                   initial investment payable to the Funds. Mail them to: State Street Bank,
                                   P.O. Box 8301, Boston, MA 02266-8301.
---------------------------------------------------------------------------------------------------------------
By telephone exchange              Call us at (800) 243-1574 (press 1, then 0).
---------------------------------------------------------------------------------------------------------------

                                                         Phoenix Equity Trust 21

HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

-----------------------------------------------------------------------------------------------------------------
                                    TO SELL SHARES
-----------------------------------------------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
-----------------------------------------------------------------------------------------------------------------
                                    Send a letter of instruction and any share certificates (if you hold
Through the mail                    certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                    02266-8301. Be sure to include the registered owner's name, Fund and account number, and number of shares or dollar value you wish to sell.
-----------------------------------------------------------------------------------------------------------------
                                    Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn.: Phoenix
Through express delivery            Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, Fund and account number, and number of shares or dollar value you wish to sell.
-----------------------------------------------------------------------------------------------------------------
By telephone                        For sales up to $50,000, requests can be made by calling (800) 243-1574.
-----------------------------------------------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
-----------------------------------------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. The funds reserve the right to pay large redemptions "in-kind" (in securities owned by the funds rather than in cash). Large redemptions are those over $250,000 or 1% of the applicable fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your

22 Phoenix Equity Trust
financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:

         Send a clear letter of instructions if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

                                                        Phoenix Equity Trust  23

ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares, Class B Shares or Class C Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES

You should read the prospectus of the Phoenix Funds into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at 1-800-243-4361 or accessing our Web site at PhoenixInvestments.com.

         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

         o Exchanges may be made by telephone (1-800-243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to the minimum initial investment required.

         o The exchange of shares is treated as a sale and purchase for federal income tax purposes.

24 Phoenix Equity Trust

DISRUPTIVE TRADING AND MARKET TIMING

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out a fund in a short period of time, and exchanges of large amounts at one time ("Disruptive Trading") can have harmful effects for other shareholders. These risks and harmful effects include:

         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

         o an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o  increased brokerage and administrative expenses.

If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

In order to attempt to protect our shareholders from Disruptive Trading, we have adopted certain market timing policies and procedures, which are described in greater detail in the Statement of Additional Information.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call 1-800-243-4361.



INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

                                                        Phoenix Equity Trust  25

Systematic Exchange allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semi-annual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25.00, and minimum account balance requirements continue to apply. Shareholders in the program must own Phoenix Fund shares worth at least $5,000.



TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------



The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, annually.

--------------------------------------------------------------------------------
   FUND                                                DIVIDEND PAID
--------------------------------------------------------------------------------
   Worldwide Opportunities Fund                         Semiannually
--------------------------------------------------------------------------------
   Mid-Cap Value Fund                                   Semiannually
--------------------------------------------------------------------------------


Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the 2003 Tax Act, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the funds as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

26  Phoenix Equity Trust

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



These tables are intended to help you understand each of the funds' financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the funds' independent registered public accounting firm. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.


PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

                                                                          CLASS A
                                            --------------------------------------------------------------------
                                                                    YEAR ENDED JUNE 30,
                                                2004           2003          2002           2001          2000
                                             ----------     ----------    ----------     ----------    ----------

Net asset value, beginning of period          $ 6.37         $ 7.03         $ 7.87        $10.46         $10.93
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)              0.03           0.05           0.03          0.01          (0.01)
   Net realized and unrealized gain (loss)      1.41          (0.71)         (0.84)        (1.44)          1.08
                                              -------        -------        -------       -------        -------
     TOTAL FROM INVESTMENT OPERATIONS           1.44          (0.66)         (0.81)        (1.43)          1.07
                                              -------        -------        -------       -------        -------
LESS DISTRIBUTIONS
   Dividends from net investment income        (0.09)            --             --         (0.02)            --
   Distributions from net realized gains          --             --          (0.03)        (1.14)         (1.54)
                                              -------        -------        -------       -------        -------
     TOTAL DISTRIBUTIONS                       (0.09)            --          (0.03)        (1.16)         (1.54)
                                               ------        -------        -------       -------        -------
Change in net asset value                       1.35          (0.66)         (0.84)        (2.59)         (0.47)
                                               ------        -------        -------       -------        -------
NET ASSET VALUE, END OF PERIOD                $ 7.72         $ 6.37         $ 7.03        $ 7.87         $10.46
                                               ======        =======        =======       =======        =======
Total return(2)                                22.65%         (9.39)%       (10.35)%      (14.81)%        11.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $107,520        $98,135       $125,216      $158,775       $195,357
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           1.62%          1.73%          1.56%         1.54%          1.56%
   Net investment income (loss)                 0.46%          0.81%          0.39%         0.10%         (0.06)%
Portfolio turnover                               122%           160%            99%          168%           112%


----------------------------
(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.


                                                        Phoenix Equity Trust  27

--------------------------------------------------------------------------------


                                                                             CLASS B
                                                   ------------------------------------------------------------
                                                                       YEAR ENDED JUNE 30,
                                                      2004         2003         2002         2001        2000
                                                   ----------   ----------   ----------   ---------   ----------

Net asset value, beginning of period                $ 5.81        $ 6.46      $ 7.29      $ 9.84       $10.44
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (1)                  (0.02)           --(3)    (0.03)      (0.06)       (0.08)
   Net realized and unrealized gains (loss)           1.28         (0.65)      (0.77)      (1.35)        1.02
                                                    -------       -------     -------     -------      -------
   TOTAL FROM INVESTMENT OPERATIONS                   1.26         (0.65)      (0.80)      (1.41)        0.94
                                                    -------       -------     -------     -------      -------
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.02)           --          --          --           --
   Distributions from net realized gains                --            --       (0.03)      (1.14)       (1.54)
                                                    -------       -------     -------     -------      -------
     TOTAL DISTRIBUTIONS                             (0.02)           --       (0.03)      (1.14)       (1.54)
                                                    -------       -------     -------     -------      -------
Change in net asset value                             1.24         (0.65)      (0.83)      (2.55)       (0.60)
                                                    -------       -------     -------     -------      -------
NET ASSET VALUE, END OF PERIOD                      $ 7.05        $ 5.81      $ 6.46      $ 7.29       $ 9.84
                                                    =======       =======     =======     =======      =======
Total return(2)                                      21.78%       (10.20)%    (10.90)%    (15.58)%      10.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $5,987        $6,730      $9,119     $13,066      $17,317
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                 2.37%         2.48%       2.31%       2.29%        2.31%
   Net investment income (loss)                      (0.34)%        0.04%      (0.38)%     (0.66)%      (0.80)%
Portfolio turnover                                     122%          160%         99%        168%         112%



                                                                             CLASS C
                                                   ------------------------------------------------------------
                                                                       YEAR ENDED JUNE 30,
                                                      2004         2003         2002        2001         2000
                                                   ----------   ----------   ----------  ----------   ----------

Net asset value, beginning of period                $ 5.80        $ 6.45      $ 7.28      $ 9.82       $10.42
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                   (0.01)        (0.01)      (0.03)      (0.06)       (0.07)
   Net realized and unrealized gains (loss)           1.27         (0.64)      (0.77)      (1.34)        1.01
                                                    -------      --------     -------     -------      -------
   TOTAL FROM INVESTMENT OPERATIONS                   1.26         (0.65)      (0.80)      (1.40)        0.94
                                                    -------      --------     -------     -------      -------
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.03)           --          --          --           --
   Distributions from net realized gains                --            --       (0.03)      (1.14)       (1.54)
                                                    -------      --------     -------     -------      -------
     TOTAL DISTRIBUTIONS                             (0.03)           --       (0.03)      (1.14)       (1.54)
                                                    -------      --------     -------     -------      -------
Change in net asset value                             1.23         (0.65)      (0.83)      (2.54)       (0.60)
                                                    -------      --------     -------     -------      -------
NET ASSET VALUE, END OF PERIOD                      $ 7.03        $ 5.80      $ 6.45      $ 7.28       $ 9.82
                                                    =======      ========     =======     =======      -------
Total return(2)                                      21.66%       (10.08)%    (11.06)%    (15.50)%      10.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $3,306        $2,407      $3,811      $5,650       $6,704
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                 2.37%         2.48%       2.31%       2.29%        2.31%
   Net investment income (loss)                      (0.18)%       (0.10)%     (0.39)%     (0.65)%      (0.74)%
Portfolio turnover                                     122%          160%         99%        168%         112%


----------------------------
(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Amount is less than $0.01.


28  Phoenix Equity Trust

--------------------------------------------------------------------------------


PHOENIX MID-CAP VALUE FUND


The period prior to October 21, 2004, when the Mid-Cap Value Fund began operating, represents the performance of the Predecessor Fund, a fund with substantially the same investment objectives, policies and philosophies. The Mid-Cap Value Fund treats the past performance of the Predecessor Fund as its own. This past performance has not been adjusted to reflect the expenses of the Mid-Cap Value Fund.


The Predecessor Fund offered only one class of shares. Therefore, the tables below provide information about the performance for that class only. From the date of this prospectus, the Mid-Cap Value Fund offers Class A Shares and Class C Shares.


                                                                         YEAR ENDED JUNE 30,
                                                         2004      2003         2002        2001        2000
                                                       -------    -------     --------    --------    -------
Net asset value, beginning of period                   $12.18     $13.21       $12.15     $  8.74     $ 9.47
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                      (0.01)      0.01        (0.01)       0.02       0.08
   Net realized and unrealized (losses) gains
      on investments                                     4.88      (1.04)        1.09        3.46      (0.70)
                                                       -------    -------     --------    --------    -------
   TOTAL FROM INVESTMENT OPERATIONS                      4.87      (1.03)        1.08        3.48      (0.62)
                                                       -------    -------     --------    --------    -------
LESS DISTRIBUTIONS:
   Dividends from net investment income                 (0.01)        --        (0.02)      (0.07)     (0.11)
   Distributions from net realized gains                   --         --           --          --         --
                                                       -------    -------     --------    --------    -------
     TOTAL DISTRIBUTIONS                                (0.01)        --        (0.02)      (0.07)     (0.11)
                                                       -------    -------     --------    --------    -------
NET ASSET VALUE, END OF PERIOD                         $17.04      $12.18       $13.21      $12.15     $ 8.74
                                                       =======    =======     ========    ========    =======
Total investment return                                 40.03%      (7.80)%       8.89%      39.98%     (6.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)                 $6,404     $3,800       $5,240      $4,901     $5,568
RATIO OF AVERAGE NET ASSETS OF:
   Operating expenses (after reimbursement)(2)           1.30%      1.30%        1.30%       1.30%      1.30%
   Net investment income (loss)(3)                      (0.06)%     0.09%       (0.05)%      0.17%      0.88%
Portfolio turnover                                      53.19%     22.94%       49.36%      27.44%     42.53%

----------------------------
(1) In 2004, 2003, 2002, 2001 and 2000, net investment (loss) income per share is calculated using average shares outstanding.
(2) Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 2.76%, 3.05%, 2.68%, 2.25% and 1.76% for the years ended June 30, 2004, 2003, 2002, 2001 and
2000, respectively.
(3) If the Fund had paid all of its expenses, the ratios would have been (1.52)%, (1.66)%, (1.43)%, (0.78)% and 0.42% for the years ended June 30, 2004,
2003, 2002, 2001 and 2000, respectively.


                                                        Phoenix Equity Trust  29

      PHOENIX EQUITY PLANNING CORPORATION
      P.O. Box 150480
      Hartford, CT 06115-0480


[Logo]PHOENIX
      INVESTMENTPARTNERS,LTD.
      A member of The Phoenix Companies, Inc.







      ADDITIONAL INFORMATION

      You can find more information about the funds in the following documents:

      ANNUAL AND SEMIANNUAL REPORTS
      Annual and semiannual reports contain more information about the funds' investments. The annual reports discuss the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI)
      The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.

      You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting
      PhoenixInvestments.com to send an email request.

      Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC,Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

      Mutual Fund Services: 1-800-243-1574
      Advisor Consulting Group: 1-800-243-4361
      Text Telephone: 1-800-243-1926





      Investment Company Act File No. 811-945
      PXP 691 (10/04)

                              PHOENIX EQUITY TRUST

                  PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
                           PHOENIX MID-CAP VALUE FUND

                                101 Munson Street
                              Greenfield, MA 01301


                       STATEMENT OF ADDITIONAL INFORMATION

                                October 21, 2004

The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus of Phoenix Equity Trust (the "Trust") dated October 21, 2004, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Phoenix Equity Planning Corporation at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.


                                TABLE OF CONTENTS

                                                                            PAGE

The Trust...................................................................   1
Investment Restrictions ....................................................   1
Investment Techniques and Risks ............................................   2
Performance Information.....................................................  10
Portfolio Transactions and Brokerage........................................  11
Services of the Adviser and Subadvisers.....................................  13

Net Asset Value ............................................................  16
How to Buy Shares ..........................................................  17
Alternative Purchase Agreements.............................................  17
Investor Account Services ..................................................  20
How to Redeem Shares .......................................................  23
Dividends, Distributions and Taxes .........................................  23
Tax Sheltered Retirement Plans .............................................  27
The Distributor ............................................................  27
Distribution Plans..........................................................  29
Management of the Trust.....................................................  30
Other Information ..........................................................  35







                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926


PXP 691B (10/04)

                                    THE TRUST


   The Trust was originally incorporated in New York in 1956, and on January 13, 1992, the Trust was reorganized as a Massachusetts business trust. It was reorganized as a Delaware statutory trust in October 2000. The Trust has operated as an open-end, diversified management investment company since May 1960. On June 30, 1993, the Trustees voted to change the name of the Trust to "Phoenix Worldwide Opportunities Fund" to reflect the purchase of the former adviser by Phoenix Life Insurance Company and the affiliation with other Phoenix Funds. On November 18, 1998, the Trustees voted to change the name of the Trust to "Phoenix-Aberdeen Worldwide Opportunities Fund." On June 28, 2004 the Trust changed its name to Phoenix Equity Trust and the Trustees designated the Phoenix-Aberdeen Worldwide Opportunities Fund as a series of the Trust and authorized an additional series of the Trust, the Phoenix Mid-Cap Value Fund series (each series referred to as a "Fund" and collectively referred to as the "Funds"). Each Fund is (or will be in the case of the Mid-Cap Value Fund) an open-end, diversified management investment company.

   The Funds' prospectus describes the investment objectives of the Funds and the strategies that the Funds will employ in seeking to achieve their investment objective. The Phoenix-Aberdeen Worldwide Opportunities Fund's investment objective is a fundamental policy of the Fund and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Phoenix Mid-Cap Value Fund's investment objective is a non-fundamental policy and may be changed without shareholder approval. The following discussion supplements the disclosure in the prospectus.


                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940 (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   Each Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its respective total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).


   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.


   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by exemptive orders or staff interpretations of the Securities and Exchange Commission shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under applicable law.

   (6) Purchase or sell real estate, except that the Funds may (i) acquire or lease office space for their own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Funds as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Funds may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Funds may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.


   Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the Commission may prescribe by rules and regulations reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

                         INVESTMENT TECHNIQUES AND RISKS

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
   The Fund may utilize the following practices or techniques in pursuing its investment objective.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
   In order to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions.

FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS ON FUTURES CONTRACTS
   The Fund may engage in futures contracts on foreign currencies and options on these futures transactions as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the "CFTC"). The Fund also may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

   The Fund may buy and sell futures contracts on foreign currencies and groups of foreign currencies. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's providing or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking to market."

OPTIONS ON FOREIGN CURRENCIES
   The Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward currency contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

   The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though foreign currency value remains the same. See "Special Considerations and Risk Factors." To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

   If, on the other hand, the adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

SPECIAL CONSIDERATIONS AND RISK FACTORS
   The Fund's use of forward currency contracts involves certain investment risks and transaction costs to which it might not otherwise be subject. These include: (1) the adviser may not always be able to accurately predict movements within currency markets, (2) the skills and techniques needed to use forward currency contracts are different from those needed to select the securities in which the Fund invests and (3) there is no assurance that a liquid secondary market will exist that would enable the adviser to "close out" existing forward contracts when doing so is desirable. The Fund's successful use of forward currency contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the adviser's ability to predict the direction of the market and political conditions, which require different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to the Fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the Fund's net income would be less than if the Fund had not hedged since there are transaction costs associated with the use of these investment practices.

   These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign currency advances before it invests in securities denominated in such currency and the currency market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.

PHOENIX MID-CAP VALUE FUND
   The Fund may utilize the following practices or techniques in pursuing its investment objective.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
   The Fund may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as GNMA, FNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

   There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

   The Fund may also purchase mortgage-backed securities structured as CMOs. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. The classes may include "IOs" which pay distributions consisting solely or primarily for all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities. "POs" which pay distributions consisting solely or primarily of all or a portion of principal payments made from the underlying pool of mortgages or mortgage-backed securities, and "inverse floaters" which have a coupon rate that moves in the reverse direction to an applicable index.

   Investments in CMO certificates can expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Among tranches of CMOs, inverse floaters are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floaters could protect the Fund against a reduction in income due to a decline in interest rates. The Fund would be adversely affected by the purchase of an inverse floater in the event of an increase in interest rates because the coupon rate thereon will decrease as interest rates increase, and like other mortgage-backed securities, the value of an inverse floater will decrease as interest rates increase. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses irrespective of its rating. Conversely, if the underlying assets experience slower than anticipated prepayments of principal, the yield and market value for the holders of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates. Prepayments are also influenced by a variety of other economic and social factors.

   The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

   In general, the collateral supporting non-mortgage asset-backed securities are of shorter maturity than mortgage loans. Like other fixed income securities, when interest rates rise the value for an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

   Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

   Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause a Fund to experience difficulty in valuing or liquidating such securities.

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND AND PHOENIX MID-CAP VALUE FUND

MONEY MARKET INSTRUMENTS
   Each of the Funds may invest in cash and money market securities. The Funds may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which they invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

   The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (NRSRO). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

   The Funds may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, a Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In such event a Fund may experience delays, increased costs and a possible loss.

INVESTMENT GRADE INVESTMENTS
   Each of the Funds may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate possible capital gains at those times when its adviser or subadviser, as the case may be, believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Funds will limit their investments in non-convertible bonds and debentures to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). In the event a bond or debenture is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's or Baa by Moody's). If a non-convertible bond or debenture is downgraded below investment grade, a Fund will promptly dispose of such bond or debenture, unless its adviser or subadviser, as the case may be, believes it disadvantageous to the Fund to do so.

CONVERTIBLE LOW-RATED SECURITIES
   Each of the Funds may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). A Fund's adviser or subadviser, as the case may be, will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. Each of the Funds may invest in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as "junk bonds."

   Corporate obligations rated less than investment grade (hereinafter referred to as "low-rated securities") are commonly referred to as "junk bonds", and while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in low-rated securities are discussed below.

   EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund's net asset value.

   As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the applicable Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

   PAYMENT EXPECTATIONS. Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

   CREDIT RATINGS. Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

   LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the net asset value of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing their respective portfolios. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market.

GOVERNMENT OBLIGATIONS
   Each of the Funds may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

   Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

INVESTMENT COMPANIES

   The Funds are authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. Particularly in the case of Phoenix-Aberdeen Worldwide Opportunities Fund, in certain countries, investments by the Funds may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Funds' purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.


WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS
   Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is made, but delivery of and payment for the securities takes place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed-delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain cash or liquid securities in an amount sufficient to meet its purchase commitments. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from such transactions. The purchase of securities on a when-issued or delayed-delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. The Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

PREFERRED STOCKS
   Each of the Funds may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

HEDGING INSTRUMENTS
   Each Fund may purchase put and call options on equity securities and on stock indices and write covered call options on equity securities owned by the Fund. Generally the foregoing investments will be effected during periods of anticipated market weakness and, in any event, will not result in leveraging of the applicable Fund's portfolio.

   PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Funds may purchase options on equity securities and on stock indices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. Such Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

   The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. Only exchange listed options will be acquired.

   STOCK INDEX OPTIONS. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indexes also may be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

   WRITING CALL OPTIONS. When a Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

   To terminate its obligations on a call which it has written, a Fund may purchase a call in a "closing purchase transaction." (As discussed above, the Funds may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

   Writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

   COMBINED OPTION POSITIONS. The Funds may purchase and write options (subject to the limitations discussed above) in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

   CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the applicable Fund's current or anticipated investments. The Funds may invest in options based on securities which differ from the securities in which it typically invests. This involves a risk that the options will not track the performance of the Fund's investments.

   Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the applicable Fund's investments well. Options and future prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Funds may purchase or sell options with a greater or less value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the applicable Fund's options are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

   LIQUIDITY OF OPTIONS. There is no assurance a liquid secondary market will exist for any particular option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments' current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if an option's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for an option is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, such Fund's access to other assets held to cover its options could also be impaired.

   ASSET COVERAGE FOR OPTIONS. The Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options strategies by mutual funds, and if the guidelines so require will set aside cash or liquid securities in the amounts prescribed. Securities so set aside cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that setting aside of a portion of the applicable Fund's assets could impede portfolio management or such Fund's ability to meet redemption requests or other current obligations.

   SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES. Participation in the options markets involves investment risks and transactions costs to which the Funds would not be subject absent the use of these strategies. If the applicable Fund's portfolio manager(s)' prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to such Fund may leave such Fund in a worse position than if such strategies were not used.

FOREIGN SECURITIES

   The Phoenix-Aberdeen Worldwide Opportunities Fund invests a significant amount of its assets in foreign securities. The Phoenix-Mid-Cap Value Fund may invest in foreign securities. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates, and a Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund's income without providing a tax credit for a Fund's shareholders. There is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations. Foreign securities include sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.


WARRANTS AND RIGHTS
   Each Fund may invest in warrants or rights, valued at the lower of cost or market, which entitle the holder to buy securities during a specific period of time. A Fund will make such investments only if the underlying securities are deemed appropriate by the Fund's portfolio manager for inclusion in that Fund's portfolio. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and rights acquired by a Fund in units or attached to securities are not subject to these restrictions.

ILLIQUID SECURITIES
   Each Fund may invest in securities for which there is no readily available market ("illiquid securities"), including certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. The Board of Trustees of the Trust has delegated to the adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets);
(ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) and availability of market quotations; and (iv) other permissible factors.

   Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees.

PORTFOLIO TURNOVER
   The Funds do not trade actively for short-term profits. However, if the objectives of the Funds would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may appear in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.


   The Phoenix-Aberdeen Worldwide Opportunities Fund presently offers Class A shares, Class B shares and Class C shares, each of which have different sales and distribution charges. The Phoenix Mid-Cap Value Fund presently offers Class A shares and Class C shares, each of which have different sales and distribution charges. As a result of an anticipated reorganization, the Phoenix Mid-Cap Value Fund will be, on or about October 22, 2004, the successor of the FMI Sasco Contrarian Fund (the "Predecessor Fund"), which commenced operations on December 30, 1997. The period prior to October 21, 2004, when the Phoenix Mid-Cap Value Fund will begin operating, represents the performance of the Predecessor Fund. The Predecessor Fund offered only one class of shares. The Phoenix Mid-Cap Value Fund treats the past performance of the Predecessor Fund as its own for purposes of its Class A Shares.


   Standardized quotations of average annual total return for Class A shares, Class B shares or Class C shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A shares, Class B shares or Class C shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B shares and Class C shares, and assume that all dividends and distributions on Class A shares, Class B shares and Class C shares are reinvested when paid.

   Performance information for the Phoenix-Aberdeen Worldwide Opportunities Fund may be compared, in reports and promotional literature, to the EAFE (Europe, Australia, and Far East) Index, the MSCI World (Net) Index, or the Europac Index. Performance information for the Phoenix Mid-Cap Value Fund may be compared to the Russell Mid-Cap Index. Performance information for both Funds may be compared to: (i) other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rate or rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Funds. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

   The Funds may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare their performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time-to-time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.


   Advertisements, sales literature and other communications may contain information about the Funds', the adviser's or applicable subadvisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time-to-time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate their cumulative and average annual returns into income and capital gain components; or cite separately as a return figure the equity or bond portion of the Funds' portfolios; or compare the Funds' equity or bond return figures to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.


                          AVERAGE ANNUAL TOTAL RETURNS


                                                                                                          COMMENCEMENT OF
                                                     YEAR ENDED      5 YEARS ENDED    10 YEARS ENDED       OPERATIONS TO
WORLDWIDE OPPORTUNITIES FUND                          06/30/04         06/30/04          06/30/04            06/30/04(1)
----------------------------                          --------         --------          --------            -----------
Class A
     Return Before Taxes                               15.60%            -2.26%            6.47%                 N/A
     Return After Taxes on Distribution                15.39%            -3.93%            3.33%                 N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares                           10.39%             2.70%            3.79%                 N/A
Class B  Return Before Taxes                           17.78%            -1.86%             N/A                  6.09
Class C  Return Before Taxes                           21.66%            -1.86%             N/A                  0.30

                                                                                                 COMMENCEMENT OF
                                                     YEAR ENDED      5 YEARS ENDED                OPERATIONS TO
PREDECESSOR FUND                                      06/30/04          06/30/04                   06/30/04(2)
----------------                                      --------          --------                   -----------
     Return Before Taxes                               31.97%            11.63%                       8.59%
     Return After Taxes on Distribution                31.96%            11.44%                       8.19%
     Return After Taxes on Distributions
     and Sale of Fund Shares                           20.80%            10.04%                       7.21%

(1) Since December 30, 1997.
(2) Class B Shares since July 15, 1994 and Class C Shares since December 15,
    1998.


   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The Funds may also compute aggregate total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


                               PORTFOLIO TURNOVER

   Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of a Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of Fund shares and by requirements which enable the Fund to receive certain favorable tax treatment (see "Dividends, Distributions and Taxes"). Historical annual rates of portfolio turnover for each Fund are set forth in the prospectus under the heading "Financial Highlights."

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


   The adviser or subadviser, as appropriate, places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the adviser, the rate is deemed by the adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the adviser after the transaction has been consummated. If the adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The adviser and subadvisers believe that the Fund benefits with a securities industry comprised of many diverse firms and that the long-term interests of shareholders of the Fund are best served by their brokerage policies which include paying a fair commission rather than seeking to exploit their leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the adviser's appraisal of: the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitudes toward and interest in mutual funds in general including those managed and sponsored by the adviser. The adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the adviser, better prices and executions are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Funds also expect that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the adviser would, under the circumstances, seek to obtain best price and execution on orders for the Funds.


   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local, and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the adviser's staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the adviser's staff can follow. In addition, it provides the adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the adviser and is available for the benefit of other accounts advised by the adviser and its affiliates and not all of the information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the adviser's expenses, it is not possible to estimate its value and in the opinion of the adviser it does not reduce the adviser's expenses in a determinable amount. The extent to which the adviser makes use of statistical, research and other services furnished by brokers is considered by the adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The adviser does so in accordance with its judgment of the best interests of the Funds and its shareholders.

   The Funds have adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs shared pro rata based on the Funds' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   The adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.


   With respect to the Phoenix-Aberdeen Worldwide Opportunities Fund, for the fiscal years ended June 30, 2002, 2003 and 2004, brokerage commission paid by the Trust on portfolio transactions totaled $470,865, $664,313 and $509,724, respectively. In the fiscal years ended June 30, 2002, 2003 and 2004, the Fund paid brokerage commissions of $25,784, $28,877 and $10,433, respectively, to PXP Securities Corp., an affiliate of its Distributor. For the fiscal year ended June 30, 2004, the amount paid to PXP Securities Corp. was 2.0% of the total brokerage commission paid by the Fund and was paid on transactions amounting to 2.5% of the aggregate dollar amount of transactions involving the payment of commissions. Brokerage commissions of $343,477 paid during the fiscal year ended June 30, 2004, were paid on portfolio transactions aggregating $142,940,134 executed by brokers who provided research and other statistical information.


                     SERVICES OF THE ADVISER AND SUBADVISERS


THE ADVISER


   The investment adviser to the Funds is Phoenix Investment Counsel, Inc. ("Phoenix"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding stock of Phoenix is owned by Phoenix Equity Planning Corporation ("Equity Planning" or the "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX's primary place of business is One American Row, Hartford, CT 06115. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, CT 06115.


   Phoenix acts as the investment adviser for 14 fund companies totaling 39 mutual funds and as adviser to institutional clients. Phoenix has acted as an investment adviser for over 60 years. Phoenix was originally organized in 1932 as John P. Chase, Inc. As of June 30, 2004, Phoenix had approximately $21.4 billion assets under management.

   PXP is the wholly-owned investment management subsidiary of PNX and has served investors for over 70 years. As of June 30, 2004, PXP had approximately $56.6 billion in assets under management through its investment partners:
Aberdeen Asset Management, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Engemann Asset Management (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin and Oakhurst divisions) in Hartford, CT and Scotts Valley, CA, respectively.


   Phoenix provides certain services and facilities required to carry on the day-to-day operations of the Funds (for which it receives a management fee), other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing accounting services, regulatory filing fees and expenses of printing the Trust's registration statements (but the Distributor purchases such copies of the Funds' prospectuses and reports and communication to shareholders as it may require for sales purposes), insurance expense, association membership dues, brokerage fees, and taxes.

   The Investment Advisory Agreements will continue in effect from year-to-year if specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Trustees of the Fund or (b) the vote of a majority of the outstanding voting securities of the applicable Fund (as defined in the 1940
Act). The Agreement may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund or by the Phoenix upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in Section
(2)(a)(4) of the 1940 Act.

   Each Agreement provides that the adviser is not liable for any act or omission in the course of, or in connection with, rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreements. Each Agreement permits the adviser to render services to others and to engage in other activities.


   As compensation for its services with respect to the Phoenix-Aberdeen Worldwide Opportunities Fund, the adviser receives a fee, which is accrued daily against the value of the Phoenix-Aberdeen Worldwide Opportunities Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of 0.75% of the Fund's average daily net assets of up to $1 billion, 0.70% of the Fund's average daily net assets from $1 billion to $2 billion, and 0.65% of the Fund's average daily net assets in excess of $2 billion. Total management fees for the fiscal years ended June 30, 2002, 2003, and 2004 amounted to $1,120,893, $825,004 and $867,356, respectively.

   As compensation for its services with respect to Phoenix Mid-Cap Value Fund, the adviser receives a fee, which is accrued daily against the value of the Phoenix Mid-Cap Value Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of 0.75% of the Fund's average daily net assets. Phoenix has agreed to cap total operating expenses at 1.25% and 2.00% (on an annualized basis) of the Phoenix Mid-Cap Value Fund's Class A Shares' and Class B Shares' average daily net assets, respectively. Phoenix may not discontinue this cap on total expenses for a minimum period of at least two years from the effective date of the Phoenix Mid-Cap Value Fund.


   The adviser makes its personnel available to serve as officers and "interested" Trustees of the Trust. The Funds have not directly compensated any of their officers or Trustees for services in such capacities except to pay fees to the Trustees who are not otherwise affiliated with the Funds. The Funds reimburse all Trustees for their out-of-pocket expenses. The Trustees of the Trust are not prohibited from authorizing the payment of salaries to the officers pursuant to the Agreements, including out-of-pocket expenses, at some future time.

   In addition to the management fee, expenses paid by the Funds include: fees of Trustees who are not compensated by the adviser, interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Trust's registration statements, reports and prospectuses excluding those copies used for sales purposes which the Distributor purchases at printer's over-run cost), accounting services fees, insurance expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and, all costs incident to the Trust's existence as a Delaware business trust.

   The Funds, the adviser, the respective subadvisers and the Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order.

THE SUBADVISERS

   Aberdeen Asset Management Inc. ("Aberdeen") serves as subadviser for the Phoenix Aberdeen Worldwide Opportunities Fund. Aberdeen has been an investment adviser since 1995 and is a wholly-owned subsidiary of Aberdeen Asset Management PLC which was established in 1983 to provide investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of June 30, 2004, Aberdeen managed approximately $37 billion in assets for institutional portfolios. Aberdeen's principal offices are located at 300 S.E. 2nd Street, Ste. 820, Fort Lauderdale, Florida 33301. The address of Aberdeen Asset Management PLC is 10 Queens Terrace, Aberdeen, Scotland AB101QG.


   The Subadvisory Agreement provides that the adviser, Phoenix, will delegate to Aberdeen the performance of certain of its investment management services under the Investment Advisory Agreement with the Phoenix-Aberdeen Worldwide Opportunities Fund. Aberdeen will furnish at its own expense the office facilities and personnel necessary to perform such services. For its services as subadviser, Phoenix will pay Aberdeen compensation at the annual rate of .375% of the Phoenix-Aberdeen Worldwide Opportunities Fund's average daily net assets up to $1 billion, .35% of the Fund's average daily net assets from $1 billion to $2 billion and .325% of the Fund's average daily net assets in excess of $2 billion. The Subadvisory Agreement will continue in effect from year to year if specifically approved at least annually by the Trustees, including a majority of the independent Trustees.


   Sasco Capital, Inc. ("Sasco") is the subadviser to the Phoenix Mid-Cap Value Fund. Sasco's principal offices are located at 10 Sasco Hill Road, Fairfield, CT 06824. Sasco has been an investment adviser since 1985, and as of June 30, 2004 managed approximately $2 billion in assets.

   The Subadvisory Agreement provides that the adviser, Phoenix, will delegate to Sasco the performance of certain of its investment management services under the Investment Advisory Agreement with the Phoenix Mid-Cap Value Fund. Sasco will furnish at its own expense the office facilities and personnel necessary to perform such services. For its services as subadviser, Phoenix will pay to Sasco a subadvisory fee as a portion of the monthly gross investment management fee (without regard to capping of expenses or other waivers or reimbursements) that Phoenix receives from the Phoenix Mid-Cap Value Fund at the annual rate of 47.5% of the monthly gross investment management fee under the Investment Advisory Agreement. The Subadvisory Agreement will continue in effect from year to year if specifically approved by the Trustees, including a majority of the independent Trustees.


BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

   The Board of Trustees is responsible for overseeing the performance of the Funds' adviser and subadvisers and determining whether to approve and renew the Funds' investment advisory and subadvisory arrangements. In approving the agreements, the Board primarily considered the nature and quality of the services provided under each agreement and the overall fairness of the agreements to the Funds. A report from the adviser and subadvisers that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting (in the case of the Mid-Cap Value Fund, the meeting at which the fund was first authorized to file for registration) and reviewed with them at that meeting.

WORLDWIDE OPPORTUNITIES FUND
   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of the Fund with a peer group of funds and a relevant market index, the allocation of the Funds' brokerage commissions, including any allocations to affiliates, the adviser's and subadvisers' record of compliance with its investment policies and restrictions on personal securities transactions. The Board noted that the Fund's performance was reasonably aligned with that of its peer group for the periods reviewed. Furthermore, the Board found no evidence of material or systemic compliance violations for the Funds. The Board also reviews data relating to the quality of brokerage execution received by the Funds, including the adviser's use of brokers or dealers in Fund transactions that provided research and other services to the adviser and the potential benefits derived by the Funds from such services. Additionally, the Funds' portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the advisers.


   With respect to the overall fairness of the advisory agreement, the Board primarily considered information relating to the Funds' fee structures, including a comparative analysis of the Funds' management fees, total expenses and 12b-1 fees with its respective peer group. The Board noted that the Funds are at or below the median in each category reviewed. The Board also considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the adviser and/or its affiliates.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


MID-CAP VALUE FUND
   In advance of the reorganization with the Predecessor Fund, with respect to the nature and quality of the services provided, the Board reviewed information comparing the performance of the Predecessor Fund and other accounts similarly managed by the subadviser and a relevant market index. The Board noted that in each instance, the performance of each exceeded that of its peers and the benchmark. The Board reviewed the plans for allocation of the Fund's brokerage commissions, including any potential allocations to affiliates of the adviser, the adviser's and subadvisers' records of compliance with its respective investment policies and restrictions on personal securities transactions and found no evidence of material or systemic compliance violations for the Fund or other funds managed by the adviser and subadviser. The Board also regularly reviews data relating to the quality of brokerage execution received by other of the funds in the fund complex, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the funds from such services. The Board consistently finds the quality of such services to be satisfactory. Going forward, the Board noted that it will have the opportunity to meet with the Fund's portfolio managers from time to time to discuss the management and performance of the fund(s) they manage and respond to the Board's questions concerning performance of the advisers.

   With respect to the overall fairness of the advisory and subadvisory agreements, the Board primarily considered information relating to the Fund's fee structures, including a comparative analysis of the Fund's management fees, total expenses and proposed 12b-1 fees with other funds within the fund complex and to its peer group. The Board noted that the Fund as presented compared favorably in each category reviewed. The Board also considered the existence of any economies of scale and whether those would be passed along to the Funds' shareholders through a graduated advisory fee schedule or other means. They also considered the contractual reimbursement by the adviser of fund operating expenses to prevent total fund expenses from exceeding a specified cap for each class of shares and found the arrangement to be a benefit for the Fund's shareholders.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


DESCRIPTION OF PROXY VOTING POLICY
   The Trust has adopted a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' adviser will vote proxies or delegate such responsibility to a subadviser. The adviser or applicable subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

   o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

   o Changes to Capital Structure--dilution or improved accountability associated with such changes.

   o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

   o Social and Corporate Responsibility Issues--the adviser or subadviser will generally vote against shareholder social and environmental issue proposals.


   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadvisers, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each adviser, subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No adviser, subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

   The Policy further imposes certain record keeping and reporting requirements on each adviser, subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, beginning with the period ending June 30, 2004, is available free of charge by calling, toll-free, 800-243-1574, or on the Securities and Exchange Commission's website at http://www.sec.gov.


                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,

Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the value of the Funds' foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of each Fund is determined by adding the values of all securities and other assets of each Fund, subtracting liabilities, and dividing the result by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class' distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Funds which may invest in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Funds. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Funds have investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (the "IRA"). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

                         ALTERNATIVE PURCHASE AGREEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offer price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and service fees and contingent deferred sales charges on Class B shares or Class C shares would be less than the initial sales charge and accumulated distribution and service fees on Class A shares purchased at the same time.

   Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

   As previously noted, the Phoenix-Aberdeen Worldwide Opportunities Fund currently offers Class A, B and C shares and the Phoenix Mid-Cap Value Fund currently offers Class A and C shares.

CLASS A SHARES OF THE FUNDS
   Class A shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A shares are subject to an ongoing distribution and services fees at an annual rate of 0.25% of the

Fund's aggregate average daily net assets attributable to the Class A shares. In addition, certain purchases of Class A shares qualify for reduced initial sales charges. Existing shareholders of the Predecessor Fund who become shareholders of the Phoenix Mid-Cap Value Fund through the reorganization will receive Class A shares of the Phoenix Mid-Cap Value Fund in exchange for their shares of the Predecessor Fund and will not be required to pay a sales load for new purchases of Class A shares of the Phoenix Mid-Cap Value Fund.

CLASS B SHARES (PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND ONLY)
   Class B shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A shares. Class B shares will automatically convert to Class A shares of the Fund eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' prospectus. The purpose of the conversion feature is to relieve the holders of the Class B shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B shares from most of the burden of such distribution related expenses.

   Class B shares include all shares purchased pursuant to the deferred sales charge alternative which would have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A shares an equal pro rata portion of the Class B share dividends in the subaccount will also convert to Class A shares.

CLASS C SHARES OF THE FUNDS
   Class C shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the applicable Fund's aggregate average daily net assets attributable to Class C shares.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.(1)

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Kayne Fund, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Kayne Fund or Phoenix-Seneca Fund qualified plan;
(11) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency



(1)As previously noted, existing shareholders of the Predecessor Fund who become shareholders of the Phoenix Mid-Cap Value Fund through the reorganization will receive Class A shares of the Phoenix Mid-Cap Value Fund in exchange for their shares of the Predecessor Fund and will not be required to pay a sales load for new purchases of Class A shares of the Phoenix Mid-Cap Value Fund.

prohibited by law from paying a sales charge; (13) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (14) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Kayne Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (14) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (15) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(16) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (17) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (18) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A shares), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third-party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by Phoenix or the Distributor or any corporate affiliate of either or both Phoenix and the Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A shares), if made by the same person within a thirteen-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A shares before Class C shares or Class B shares of the Phoenix-Aberdeen Worldwide Opportunities Fund, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of this or any other Affiliated Phoenix Fund, may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES (PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND ONLY) AND CLASS C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B shares and Class C shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act ("UGMA"), Uniform Transfers to Minors Act ("UTMA") or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B shares and Class C shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program (Class B shares of the Phoenix-Aberdeen Worldwide Opportunities Fund only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed.

CONVERSION FEATURE--CLASS B SHARES (PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND ONLY)
   Class B shares will automatically convert to Class A shares of the same Fund eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value for Class A shares and Class B shares. There is no sales load, fee or other charge for this feature. Class B shares acquired through dividend or distribution reinvestments will be converted into Class A shares at the same time that other Class B shares are converted based on the proportion that the reinvested shares bear to purchased Class B shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please contact your broker/dealer for account restriction and limit information.

EXCHANGES
   Under certain circumstances, shares of the Funds may be exchanged for shares of the same class of any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C shares are also exchangeable for Class T shares of those funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax-qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

DISRUPTIVE TRADING AND MARKET TIMING
   The following disclosure is intended to supplement the disclosure in the prospectus.

   Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time ("Disruptive Trading") can have harmful effects for other shareholders. In order to attempt to protect our shareholders from Disruptive Trading, we have adopted certain market timing policies and procedures.

   Under our market timing policy, we could modify your exchange privileges for some or all of the funds. Modifications include, but are not limited to, not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time. We may (but are not obligated to):

   o limit the dollar amount and frequency of exchanges (e.g., prohibit more than one exchange a week, or more than two a month, etc.),

   o restrict the method of making a exchange (e.g., require that all exchanges into a particular fund be sent to the transfer agent by first class U.S. mail and rescind Internet, telephone or fax exchange privileges),

   o require a holding period for some funds (e.g., prohibit exchanges into a particular fund within a specified period of time after a exchange out of that fund),

   o impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the funds), or

   o  impose other limitations or restrictions.

   Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual exchanges and the frequency of a shareholder's exchanges. With respect to both dollar amount and frequency, we may consider an individual exchange alone or when combined with exchanges from other funds owned by or under the control or influence of the same individual or entity. We currently review exchange activity on a weekly basis. We also consider any concerns brought to our attention by the managers of the funds. We may change our monitoring procedures at any time without notice.

   Currently we attempt to deter Disruptive Trading by monitoring a shareholder's exchange activity. If a shareholder's exchange(s) exceeds the exchange parameters, we send the shareholder a warning letter. Then, if at any time thereafter the shareholder's exchange activity exceeds the exchange parameters, we will revoke the shareholder's right to make Internet, phone and fax exchanges. This would mean that thereafter the shareholder could make exchanges only through the U.S. mail or by other physical delivery of a written exchange request with an original signature of the shareholder(s). We will notify shareholders in writing (by mail to their address of record on file with us) if we revoke their Internet, phone or fax exchange privileges.

   We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policy.

   We have adopted these policies and procedures as a prophylactic measure to protect all shareholders from the potential affects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and providing reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

   We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

   We cannot guarantee that our monitoring will be 100% successful in detecting all exchange activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate exchange parameters to prevent Disruptive Trading), and we cannot guarantee that revoking a shareholder's Internet, telephone and fax exchange privileges will successfully deter all Disruptive Trading.

   We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax-qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. This service may also be used to request redemption of shares of the Money Market Fund, the proceeds of which are transferred to the shareholder's bank the second day following receipt of the verbal request. The Trust may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Funds have assured themselves that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Funds and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A shares investor since a sales charge will be paid by the investor on the purchase of Class A shares at the time as other shares are being redeemed. For this reason, investors in Class A shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Systematic Withdrawal Program, Class B shareholders and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investment each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B shares or Class C shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   The Funds have authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS
   Due to the relatively high cost of maintaining small accounts, the Funds reserve the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemption activity, of less than $200. Before the Funds redeem these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the applicable Fund redeem the shares. See the Funds' current prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. See the Funds' current prospectus for additional information.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have the privilege of reinvesting their investment at net asset value. See the Funds' current prospectus for more information and conditions attached to this privilege.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")
   The Funds are treated as separate entities for federal income tax purposes. The Funds have elected to qualify and intend to qualify as RICs under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year the

Funds qualify as RICs, they (but not their shareholders) will be relieved of federal income tax on that portion of their net investment income and net capital gains that are currently distributed (or deemed distributed) to their shareholders. To the extent that the Funds fail to distribute all of their taxable income, they will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   The Funds intend to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if a Fund so elects).

   The Code sets forth numerous criteria that must be satisfied in order for the Funds to qualify as RICs. Among these requirements, the Funds must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of their gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year the Funds do not qualify as a regulated investment company, all of their taxable income will be taxed at corporate rates. In addition, if in any tax year the Funds do not qualify as a RIC for state tax purposes, a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as RICs, the Funds will be required to distribute annually to their shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of their ordinary investment income and short-term capital gains, with certain modifications. The Funds intend to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   The Funds must also diversify their holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of their total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Funds and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). The Funds intend to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Funds will so qualify and continue to maintain their status as RICs. If the Funds were unable for any reason to maintain their status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS
   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both the Funds and shareholders. Ordinary distributions made by the Funds to their shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Funds designate such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Funds that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by the Funds to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Funds prior to February 1). Also, shareholders will be taxed on the amount of long-term capital gains designated by the Funds by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Funds on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of the Funds that are purchased prior to a dividend or distribution by the Funds may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   The Funds intend to accrue dividend income for federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Funds as taxable income.

INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

   TAXATION OF DEBT SECURITIES
   The Funds may invest in certain debt securities that are originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Funds may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   TAXATION OF DERIVATIVES
   Many futures contracts entered into by the Funds and all listed non-equity options written or purchased by the Funds (including covered call options written on debt securities and options written or purchased on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Funds' fiscal year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding
Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Funds' portfolio.

   Equity options written by the Funds (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Funds write a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of the Funds which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Funds' risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by the Fund.

   TAXATION OF FOREIGN CURRENCY TRANSACTIONS
   Section 988 of the Code provides special rules for foreign currency transactions under which foreign currency gains or losses from forward contracts, futures contracts that are not required to be marked-to-market and unlisted options generally will be treated as ordinary income or loss.

   TAXATION OF FOREIGN INVESTMENTS
   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   A Fund may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Funds intend to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of a Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES
   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Phoenix Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION
   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Funds, (ii) those about whom notification has been received (either by the shareholder or the Funds) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS
   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES
   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

   The information included in the prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE, IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. (MLAM) that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");
   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or
   (iii)the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B shares are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR


   Phoenix Equity Planning Corporation ("Equity Planning" or the "Distributor"), an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX") and an affiliate of Phoenix, serves as distributor of the Funds. The address of the Distributor is 56 Prospect Street, P. O. Box 150480, Hartford, Connecticut 06115-0480. John F. Sharry and Francis G. Waltman are officers of the Funds and of the Distributor.

   The Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor. With respect to the Phoenix-Aberdeen Worldwide Opportunities Fund, during the fiscal years 2002, 2003 and 2004, purchasers of shares of the Fund paid aggregate sales charges of $73,875, $44,176 and $37,814, respectively, of which the Distributor received net commissions of $34,261, $17,205 and $13,807, respectively, for its services, the balance being paid to dealers. For the fiscal year ended June 30, 2004, the Distributor received net commissions of $3,783 for Class A shares and deferred sales charges of $9,113 for Class B shares and $911 for Class C shares. In addition to these amounts, for the period September 1, 2003 to May 31, 2004, $3,510 was paid to WS Griffith Securities, Inc., an indirect subsidiary of PNX, for Class A net selling commissions. On May 31, 2004, a portion of the assets of WS Griffith Securities, Inc. was sold to Linsco/Private Ledger, an independent broker/dealer. WS Griffith Securities, Inc. no longer writes any business for the Funds.


   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Funds, or by vote of a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.

              AMOUNT OF                                                                             DEALER DISCOUNT
             TRANSACTION             SALES CHARGE AS PERCENTAGE  SALES CHARGE AS PERCENTAGE         OR AGENCY FEE AS
          AT OFFERING PRICE               OF OFFERING PRICE          OF AMOUNT INVESTED       PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
     Less than $50,000                          5.75%                       6.10%                        5.25%
     $50,000 but under $100,000                 4.75%                       4.99%                        4.25%
     $100,000 but under $250,000                3.75%                       3.90%                        3.25%
     $250,000 but under $500,000                2.75%                       2.83%                        2.25%
     $500,000 but under $1,000,000              2.00%                       2.04%                        1.75%
     $1,000,000 or more                         None                        None                         None

   In addition to the dealer discount on purchases of Class A shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B shares and a sales commission of 1% of the sale price of Class C shares sold by such dealers. This sales commission will not be paid to dealers for sales of the Class B shares or Class C shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be used based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor sales contests, training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A shares sold above $1 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time-to-time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.


ADMINISTRATIVE SERVICES
   Equity Planning also acts as administrative agent of the Funds and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of all funds serviced by PFPC, at the following incremental annual rates.

           First $5 billion                            0.065%
           $5 billion to $10 billion                   0.061%
           $10 billion to $15 billion                  0.055%
           $15 billion to $20 billion                  0.040%
           Greater than $20 billion                    0.030%

   Percentage rates are applied to the aggregate daily net asset value of all of the funds serviced by PFPC. Certain minimum fees may apply. Total fees paid by Equity Planning to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund.


   For its services to the Phoenix-Aberdeen Worldwide Opportunities Fund for the fiscal years ended June 30, 2002, 2003 and 2004, Equity Planning received fees of $160,081, $119,277 and $107,660, respectively.


                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A shares, a plan for the Class B shares of the Phoenix-Aberdeen Worldwide Opportunities Fund, and a plan for the Class C shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rates of 0.75% per annum for Class B shares and 0.75% per annum for Class C shares.


   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   For the fiscal year ended June 30, 2004 the Phoenix-Aberdeen Worldwide Opportunities Fund paid Rule 12b-1 Fees in the amount of $359,724 of which the Distributor received $97,042, WS Griffith Securities, Inc., formerly an affiliate, received $7,462 and unaffiliated broker-dealers received $255,220. The Rule 12b-1 payments were used for (1) compensation to dealers, $271,706; (2) compensation to sales personnel, $201,300; (3) advertising, $48,218; (4) service costs, $32,141; (5) printing and mailing of prospectuses to other than current shareholders, $5,271; and (6) other, $21,034.


   On a quarterly basis, the Trust's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trust's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Funds. The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Funds and all classes of shareholders.


   No interested person of the Funds and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.


   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST


   Each Fund is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.


TRUSTEES AND OFFICERS
   Certain information pertaining to the Trustees and executive officers of the Trust is set forth below. The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are serving a two-year term expiring in 2006.

                              INDEPENDENT TRUSTEES

                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                   FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS AND            LENGTH OF      OVERSEEN BY                      DURING PAST 5 YEARS AND
         DATE OF BIRTH             TIME SERVED       TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE

E. Virgil Conway                  Served since          36         Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC         1988.                            since 2001. Trustee/Director, Pace University
101 Park Avenue                                                    (Director/Trustee Emeritus) (1978-present), Urstadt
New York, NY 10178                                                 Biddle Property Corp. (1989-present), Greater New York
DOB: 8/2/29                                                        Councils, Boy Scouts of America (1985-present), Josiah
                                                                   Macy, Jr., Foundation (1975-present), Realty Foundation of New
                                                                   York (1972-present), New York Housing Partnership Development
                                                                   Corp. (Chairman) (1981-present), Academy of Political Science
                                                                   (Vice Chairman) (1985 to present) and Colgate University (Trustee
                                                                   Emeritus) (2004 to present). Chairman, Metropolitan
                                                                   Transportation Authority (1992-2001). Trustee/Director,
                                                                   Consolidated Edison Company of New York, Inc. (1970-2002),
                                                                   Atlantic Mutual Insurance Company (1974-2002), Centennial
                                                                   Insurance Company (1974-2002), Union Pacific Corp. (1978-2002),
                                                                   Blackrock Freddie Mac Mortgage Securities Fund (Advisory
                                                                   Director) (1990-2002), Accuhealth (1994-2002), Trism, Inc.
                                                                   (1994-2001), and The Harlem Youth Development Foundation
                                                                   (Chairman) (1998-2002).

Harry Dalzell-Payne               Served since          36         Currently retired.
The Flat, Elmore Court            1988.
Elmore, GL0S,
GL2 6NT U.K.
DOB: 8/9/29

                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                   FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS AND            LENGTH OF      OVERSEEN BY                      DURING PAST 5 YEARS AND
         DATE OF BIRTH             TIME SERVED       TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE

S. Leland Dill                    Served since          25         Currently retired. Trustee, Scudder Investments (33
7721 Blue Heron Way               2004.                            portfolios) (1986-present). Director, Coutts & Co. Trust
West Palm Beach, FL 33412                                          Holdings Limited (1991-1999), Coutts & Co. Group
DOB: 3/28/30                                                       (1994-1999) and Coutts & Co. International (USA) (private
                                                                   banking) (1992-2000).

Francis E. Jeffries               Served since          29         Director, The Empire District Electric Company
8477 Bay Colony Dr. #902          1995.                            (1984-present).
Naples, FL 34108
DOB: 9/23/30


Leroy Keith, Jr.                  Served since          26         Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.         1993.                            since 2001. Chairman (1995-2000) and Chief Executive
736 Market Street, Ste. 1430                                       Officer (1995-1998), Carson Products Company
Chattanooga, TN 37402                                              (cosmetics).  Director/Trustee, Evergreen Funds
DOB: 2/14/39                                                       (6 portfolios).

Geraldine M. McNamara             Served since          36         Managing Director, United States Trust Company of
United States Trust Company       2001.                            New York (private bank) (1982-present).
of NY
114 West 47th Street
New York, NY 10036
DOB: 4/17/51

Everett L. Morris                 Served since          36         Currently retired. Vice President, W.H. Reaves and
164 Laird Road                    1995.                            Company (investment management) (1993-2003).
Colts Neck, NJ 07722
DOB: 5/26/28

Donald B. Romans                  Served since          25         President, Romans & Company (private investors and
39 S. Sheridan Road               2004.                            financial consultants) (1987-present). Trustee, Burnham
Lake Forest, IL 60045                                              Investors Trust (5 portfolios) (1967-present).
DOB: 4/22/31


Richard E. Segerson               Served since          26         Managing Director, Northway Management Company
102 Valley Road                   1988.                            (1998-present).
New Canaan, CT 06840
DOB: 2/16/46

Lowell P. Weicker, Jr.            Served since          26         Director, Medallion Financial New York (2003-present),
7 Little Point Street             1995.                            Compuware (1996-present) and WWF, Inc. (2000-present).
Essex, CT 06426                                                    President, The Trust for America's Health (non-profit)
DOB: 5/16/31                                                       (2001-present). Director, UST Inc. (1995-2004) and HPSC Inc.
                                                                   (1995-2004).


                               INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations hereunder.

                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                   FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
  NAME, ADDRESS, DATE OF BIRTH      LENGTH OF      OVERSEEN BY                      DURING PAST 5 YEARS AND
   AND POSITION(S) WITH TRUST      TIME SERVED       TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE

*Marilyn E. LaMarche              Served since          30         Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC           2002.                            (1983-present). Director, The Phoenix Companies, Inc.
30 Rockefeller Plaza,                                              (2001-present) and Phoenix Life Insurance Company
59th Floor                                                         (1989-present).
New York, NY 10020
DOB: 5/11/34


**Philip R. McLoughlin            Served since          72         Management Consultant, Phoenix Investment Partners, Ltd.
Chairman and President            1996.                            (2002-present). Director, PXRE Corporation (Delaware)
DOB: 10/23/46                                                      (1985-present), World Trust Fund (1991-present).
                                                                   Consultant (2002-2003), Chairman (1997-2002), Director
                                                                   (1995-2002), Vice Chairman (1995-1997) and Chief
                                                                   Executive Officer (1995-2002), Phoenix Investment
                                                                   Partners, Ltd. Director, Executive Vice President and
                                                                   Chief Investment Officer (2001-2002), The Phoenix
                                                                   Companies, Inc.  Director (1994-2002) and Executive Vice
                                                                   President, Investments (1988-2002), Phoenix Life
                                                                   Insurance Company. Director (1983-2002) and Chairman
                                                                   (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                                   (1984-2002) and President (2001-2000), Phoenix Equity
                                                                   Planning Corporation. Chairman and Chief Executive
                                                                   Officer, Phoenix/Zweig Advisers LLC (2001-2002). Director
                                                                   and President, Phoenix Investment Management Company
                                                                   (2001-2002). Director and Executive Vice President,
                                                                   Phoenix Life and Annuity Company (1996-2002). Director
                                                                   (1995-2000) and Executive Vice President and Chief
                                                                   Investment Officer (1994-2002), PHL Variable Insurance
                                                                   Company. Director, Phoenix National Trust Company
                                                                   (1996-2002). Director and Vice President, PM Holdings,
                                                                   Inc. (1985-2002). Director, PHL Associates, Inc.
                                                                   (1995-2002). Director (1992-2002) and President
                                                                   (1992-1994), WS Griffith Securities, Inc.


                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                   FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
  NAME, ADDRESS, DATE OF BIRTH      LENGTH OF      OVERSEEN BY                      DURING PAST 5 YEARS AND
   AND POSITION(S) WITH TRUST      TIME SERVED       TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE


***James M. Oates                 Served since          31         Chairman and Director, Hudson Castle Group Inc. (formerly
Northeast Partners                1993.                            IBEX Capital Markets Inc.) (financial services)
150 Federal Street                                                 (1997-present). Managing Director, Wydown Group
Suite 1000                                                         (consulting firm) (1994-present). Director, Investors
Boston, MA 02100                                                   Financial Service Corporation (1995-present), Investors
DOB: 5/31/46                                                       Bank & Trust Corporation (1995-present), Stifel Financial
                                                                   (1996-present), Connecticut River Bancorp (1998-present),
                                                                   Connecticut River Bank (2002-present), 1Mind.com
                                                                   (2000-present) and Trust Company of New Hampshire
                                                                   (2002-present). Director and Treasurer, Endowment for
                                                                   Health, Inc. (2000-present). Chairman, Emerson Investment
                                                                   Management, Inc. (2000-present). Investment Committee,
                                                                   New Hampshire Charitable Foundation (2001-present). Vice
                                                                   Chairman, Massachusetts Housing Partnership (1994-1999).
                                                                   Director, Blue Cross and Blue Shield of New Hampshire
                                                                   (1994-1999), AIB Govett Funds (1991-2000), Command
                                                                   Systems, Inc. (1998-2000). Phoenix Investment Partners,
                                                                   Ltd. (1995-2001), 1Mind, Inc. (2000-2002) and Plymouth
                                                                   Rubber Co. (1995-2003).


* Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his relationship with The Phoenix Companies, Inc. and its affiliates.


*** Mr. Oates is being treated as an Interested Trustee due to certain business and financial relationships and investments existing among Mr. Oates, Hudson Castle Group, Inc. and Phoenix and certain of its affiliates. Management reserves the right to reassess Mr. Oates' status as circumstances warrant.


                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
                                  WITH TRUST AND
      NAME, ADDRESS AND           LENGTH OF TIME                             PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH                 SERVED                                   DURING PAST 5 YEARS


John F. Sharry                  Executive Vice       President, Private Client Group (1999-present), Executive Vice
DOB: 3/28/52                    President            President, Retail Division (1997-1999), Phoenix Investment Partners,
                                since 1998.          Ltd. President, Private Client Group, Phoenix Equity Planning
                                                     Corporation (2000-present). Executive Vice President, certain funds within the Phoenix Fund Complex (1998-present).

Francis G. Waltman              Senior Vice          Vice President, Chief Administrative Officer (2003-present), Senior
DOB: 7/27/62                    President since      Vice President, Chief Administrative Officer. Private Client Group
                                May 2004             (1999-2003), Phoenix Investment Partners, Ltd. Senior Vice President,
                                                     certain funds within the Phoenix Fund Complex (May 2004-present).

Nancy G. Curtiss                Treasurer            Vice President, Fund Accounting, Phoenix Equity Planning Corporation
DOB: 11/24/52                   since 1996.          (1994-present). Treasurer, certain funds within the Phoenix Fund
                                                     Complex (1994-present).

Matthew A. Swendiman            Vice President,      Counsel, Phoenix Life Insurance Company (2002-present). Vice
One American Row                Counsel, Chief       President, Counsel, Chief Legal Officer and Secretary, certain of the
Hartford, CT 06102              Legal Officer and    funds within the Phoenix Fund Complex (2004-present). Assistant Vice
DOB: 4/5/73                     Secretary            President and Assistant Counsel, Conseco Capital Management,
                                since 2004.          (2000-2002).


COMMITTEES OF THE BOARD
   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:


   The Audit Committee. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Everett L. Morris, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met four times during the Trust's last fiscal year.

   The Executive Committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. The Committee met seven times during the Trust's last fiscal year.

   The Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees. The Nominating Committee is composed entirely of Independent Trustees; its members are Harry Dalzell-Payne and Leroy Keith, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee met three times during the Trust's last fiscal year.


COMPENSATION
   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing the duties of their offices, but are compensated for their services by the adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended June 30, 2004, the Trustees received the following compensation:


                                                                                   TOTAL COMPENSATION
                                                                                     FROM TRUST AND
                                                        AGGREGATE                     FUND COMPLEX
                                                      COMPENSATION                     (41 FUNDS)
       NAME                                            FROM TRUST                   PAID TO TRUSTEES
       ----                                            ----------                   ----------------
 E. Virgil Conway                                        $3,864                        $164,063
 Harry Dalzell-Payne                                     $2,862                        $138,625
 S. Leland Dill                                          $  685                        $ 53,000
 Francis E. Jeffries                                     $2,292                        $108,500
 Leroy Keith, Jr.                                        $2,564                        $ 63,750
 Marilyn E. LaMarche                                     $2,292                        $ 59,250
 Philip R. McLoughlin                                    $   --                        $     --
 Geraldine M. McNamara                                   $2,676*                       $126,022
 Everett L. Morris                                       $3,449*                       $159,513
 James M. Oates                                          $3,983                        $106,125
 Donald B. Romans                                        $  685                        $ 53,000
 Richard E. Segerson                                     $3,170                        $ 80,125
 Lowell P. Weicker, Jr.                                  $3,010                        $ 73,500

 ----------------------
* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At June 30, 2004, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those Trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $425,688, Ms. McNamara, $121,832, Mr. Morris, $296,296 and Mr. Segerson, $108,430, respectively. At present, by agreement among the Trust, Phoenix Investment Partners, Ltd. ("PXP") and the electing Trustee, Trustee fees that are deferred are paid by the Trust to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.

TRUSTEE OWNERSHIP OF SECURITIES
   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2003:


                                                                                                   AGGREGATE DOLLAR RANGE OF
                                                                                                   TRUSTEE OWNERSHIP IN ALL
                                     DOLLAR RANGE OF EQUITY          DOLLAR RANGE OF EQUITY             FUNDS OVERSEEN
                                    SECURITIES IN THE MID-CAP       SECURITIES IN WORLDWIDE         BY TRUSTEE IN FAMILY OF
        NAME OF TRUSTEE                    VALUE FUND                  OPPORTUNITIES FUND            INVESTMENT COMPANIES
        ---------------                    ----------                  ------------------            --------------------
E. Virgil Conway                              None                            None                        $1-$10,000
Harry Dalzell-Payne                           None                            None                           None
S. Leland Dill                                None                            None                           None
Francis E. Jeffries                           None                            None                     $50,001-$100,000
Leroy Keith, Jr.                              None                            None                       Over $100,000
Marilyn E. LaMarche                           None                            None                           None
Philip R. McLoughlin                          None                         $1-$10,000                    Over $100,000
Geraldine M. McNamara                         None                            None                     $50,001-$100,000
Everett L. Morris                             None                            None                       Over $100,000
James M. Oates                                None                            None                       Over $100,000
Donald B. Romans                              None                            None                           None
Richard E. Segerson                           None                            None                       Over $100,000
Lowell P. Weicker, Jr.                        None                            None                           None

   On September 21, 2004, the Trustees and officers of the Funds beneficially owned less than 1% of the outstanding shares of either Fund.

PRINCIPAL SHAREHOLDERS
   The following table sets forth information as of September 21, 2004 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Fund's equity securities:

                                                                           PERCENTAGE                       NUMBER
         NAME OF SHAREHOLDER               CLASS OF SHARES                  OF CLASS                       OF SHARES
         -------------------               ---------------                  --------                       ---------
MLPF&S for the Sole Benefit of its             Class C                       14.13%                       60,590.661
Customers
Attn: Fund Administration
4800 Deer Lake Drive E 3rd Fl.
Jacksonville, FL 32246-6484

NFSC FBO                                       Class A                       5.92%                        793,092.413
FIIOC as Agent for Qualified
Employee Benefit Plans (401k)
FINOPS-IC Funds
100 Magellan Way KW1C
Covington, KY 41015-1987


                                OTHER INFORMATION

CAPITAL STOCK

   The Trust was originally incorporated in New York in 1956 and on January 13, 1992 was reorganized as a Massachusetts business trust under the name of "National Worldwide Opportunities Fund." The Trust's name was changed on June 30, 1993 to "Phoenix Worldwide Opportunities Fund" to reflect the purchase of the former adviser by The Phoenix Companies, Inc. and the affiliation with the other Phoenix Funds. Effective December 16, 1998, the Trust's name was changed to Phoenix-Aberdeen Worldwide Opportunities Fund. The Trust was reorganized as a Delaware statutory trust in October 2000. Effective June 28, 2004, the Trust changed its name to Phoenix Equity Trust and the Trustees designated the Phoenix-Aberdeen Worldwide Opportunities Fund as a series of the Trust and authorized an additional series of the Trust, the Phoenix Mid-Cap Value Fund.

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in two series which have different classes. Holders of shares of each Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders vote on the election of Trustees. On matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, no assessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of the Funds, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to the Funds, and classes, respectively, subject only to the rights of creditors, and constitute the underlying assets of the Funds or classes. The underlying assets of the Funds are required to be segregated on the books of account, and are to be charged with the expenses in respect to the Funds and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

FINANCIAL STATEMENTS

   The Financial Statements for the Worldwide Opportunities Fund for the fiscal year ended June 30, 2004, appearing in the Fund's 2004 Annual Report to Shareholders, are incorporated herein by reference.


REPORTS TO SHAREHOLDERS

   The fiscal year of the Funds ends on June 30. The Funds will send financial statements to their shareholders at least semi-annually. An annual report, containing financial statements audited by the Funds' independent registered public accounting firm, will be sent to shareholders each year, and is available without charge upon request.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, serves as the independent registered public accounting firm for the Funds (the "Accountants"). The Accountants audit the Funds' annual financial statements and express an opinion thereon.


CUSTODIAN AND TRANSFER AGENT
   Brown Brothers Harriman & Co., having its principal place of business at 40 Water Street, Boston, Massachusetts 02109, serves as custodian of the Phoenix-Aberdeen Worldwide Opportunities Fund's assets. State Street Bank and Trust Company, P.O. Box 351, Boston, MA 02101 serves as custodian of the Phoenix Mid-Cap Value Fund's assets.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning, located at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, acts as Transfer Agent for the Funds (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Funds or Transfer Agent. Fees paid by the Funds, in addition to the fee paid to Equity Planning, will be reviewed and approved by the Board of Trustees.

                              PHOENIX-EQUITY TRUST

                            PART C--OTHER INFORMATION

ITEM 23.  EXHIBITS

       a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post-Effective Amendment No. 69 on October 30, 2000 and incorporated herein by reference.

       b. Bylaws of the Registrant filed via EDGAR with Post-Effective Amendment No. 69 on October 30, 2000 and incorporated herein by reference.

       c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

       d.1 Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 74 on October 28, 2003, and incorporated herein by reference.

       d.2 Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Aberdeen Asset Management, Inc. dated October 27, 1998, filed via EDGAR as Exhibit d.3 with Post-Effective Amendment No. 66 on December 15, 1998 and incorporated herein by reference.

       d.3 Amendment to Sub-Advisory Agreement between Phoenix Investment Counsel, Inc. and Aberdeen Asset Management, Inc. dated November 20, 2002 filed via EDGAR with Post-Effective Amendment No. 74 on October 28, 2003, and incorporated herein by reference.

       d.4 First Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc., effective as of October 21, 2004, filed via EDGAR herewith.

       d.5 Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Sasco Capital, Inc., effective as of October 21, 2004, filed via EDGAR herewith.

       e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation, dated November 19, 1997, filed as Exhibit
              6.1 via EDGAR with Post-Effective Amendment No. 64 on October 6, 1998 and herein incorporated by reference.

       e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed via EDGAR with Post-Effective Amendment No. 74 on October 28, 2003, and incorporated herein by reference.

       f.     None.

       g.1 Custody Agreement between Registrant and Brown Brothers Harriman & Co., dated August 11, 1994, on behalf of the Phoenix-Aberdeen Worldwide Opportunities Fund, filed as Exhibit 8 via EDGAR with Post-Effective Amendment No. 63 on October 24, 1997 and incorporated herein by reference.

       g.2 Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, on behalf of the Phoenix Mid-Cap Value Fund filed via EDGAR herewith.

       g.3 Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company filed via EDGAR herewith.

       g.4 Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company filed via EDGAR herewith.

       g.5 Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company filed via EDGAR herewith.

       h.1 Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation, dated June 1, 1994, filed as
              Exhibit 9.1 via EDGAR with Post-Effective Amendment No. 63 on October 24, 1997 and incorporated herein by reference.

       h.2 Sub-transfer Agent Agreement between Equity Planning and State Street Bank and Trust Company, dated June 1, 1994 filed as Exhibit
              9.2 via EDGAR with Post-Effective Amendment No. 64 on October 6, 1998 and herein incorporated by reference.

       h.3 Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, dated November 19, 1997, filed as Exhibit 9.3 via EDGAR with Post-Effective Amendment No. 64 on October 6, 1998 and herein incorporated by reference.

       h.4 First Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, dated March 23, 1998, filed as Exhibit 9.4 via EDGAR with Post-Effective Amendment No. 64 on October 6, 1998 and herein incorporated by reference.

       h.5 Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, dated July 31, 1998, filed as Exhibit 9.5 via EDGAR with Post-Effective Amendment No. 64 on October 6, 1998 and herein incorporated by reference.

       h.6 Third Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated January 1, 2003 filed via EDGAR with Post-Effective Amendment No. 74 on October 28, 2003, and incorporated herein by reference.

       h.7 Fourth Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective as of October 21, 2004 filed via EDGAR herewith.

       h.8 First Amendment to Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation dated February 28, 2004 filed via EDGAR herewith.

       i. Opinion as to legality of the shares filed via EDGAR with Post-Effective Amendment No. 69 on October 30, 2000 and incorporated herein by reference.

       j.     Consent of Independent Accountants filed via EDGAR herewith.

       k.     Not applicable.

       l.     None.

       m.1 Amended and Restated Distribution Plan Pursuant to Rule 12b-1 for Class A Shares filed as Exhibit 15.1 via EDGAR with Post-Effective Amendment No. 63 on October 24, 1997 and incorporated herein by reference.

       m.2 Distribution Plan Pursuant to Rule 12b-1 for Class B Shares filed via EDGAR with Post-Effective Amendment No. 68 filed on August 7, 2000 and incorporated herein by reference.

       m.3 Distribution Plan Pursuant to Rule 12b-1 for Class C Shares filed via EDGAR with Post-Effective Amendment No. 68 filed on August 7, 2000 and incorporated herein by reference.

       m.4 First Amendment to the Amended and Restated Distribution Plan for Class A Shares filed via EDGAR with Post-Effective Amendment No. 74 on October 28, 2003, and incorporated herein by reference.

       n.1 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR herewith.

       n.2 First Amendment to the 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR herewith.

       n.3 Second Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, effective September 20, 2004, filed via EDGAR herewith.

       o.     Reserved.

       p.1 Codes of Ethics of the Fund, the Adviser and the Distributor filed via EDGAR herewith.

       q.1 Power of attorney for Ms. Curtiss filed via EDGAR with Post-Effective Amendment No. 71 on August 30, 2002 and incorporated herein by reference.

       q.2    Powers of Attorney for all Trustees filed via EDGAR herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
     None.

ITEM 25.  INDEMNIFICATION
     The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
     See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Management of the Fund" in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of Phoenix Investment Counsel, Inc., the Adviser, reference is made to the Advisers' current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITER
     (a) Phoenix Equity Planning Corporation serves as the principal underwriter for the following registrants:

Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix Portfolios, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Trust, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

     (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

NAME AND                             POSITIONS AND OFFICES           POSITIONS AND OFFICES
PRINCIPAL ADDRESS                    WITH DISTRIBUTOR                WITH REGISTRANT
-------------------                  ------------------------        ------------------------
John H. Beers                       Vice President                     None
One American Row                    and Secretary
Hartford, CT 06115

Nancy J. Engberg                    Vice President, Chief              Anti-Money Laundering Officer
One American Row                    Compliance Officer and
Hartford, CT 06115                  Anti-Money Laundering Officer

Daniel T. Geraci                    Director, Chairman of the Board    None
56 Prospect Street                  and Chief Sales and
P.O. Box 150480                     Marketing Officer
Hartford, CT 06115-0480

Michael J. Gilotti                  Director                           None
38 Prospect Street
Hartford, CT 06115

Michael E. Haylon                   Director                           None
One American Row
Hartford, CT 06115

Glen H. Pease                       Vice President, Finance and        None
One American Row                    Treasurer
Hartford, CT 06115

John F. Sharry                      President,                         Executive Vice President
56 Prospect Street                  Private Client Group
P.O. Box 150480
Hartford, CT 06115-0480

Francis G. Waltman                  Senior Vice President              Senior Vice President
56 Prospect Street                  and Chief Administrative Officer
P.O. Box 150480
Hartford, CT 06115-0480

James D. Wehr                       Director                           None
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

      (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder:

     Secretary of the Fund:                                     Principal Underwriter, Financial Agent and
         Matthew A. Swendiman, Esq.                             Transfer Agent:
         One American Row                                            Phoenix Equity Planning Corporation
         P.O. Box 5056                                               56 Prospect Street
         Hartford, CT 06102-5056                                     P.O. Box  0480
                                                                     Hartford, CT 06115-0480

     Investment Adviser:
         Phoenix Investment Counsel, Inc.                       Custodian and Dividend Dispersing Agent:
         56 Prospect Street                                          State Street Bank and Trust Company
         P.O. Box 0480                                               P.O. Box 5501
         Hartford, CT 06115-0480                                     Boston, MA 02206-5501

ITEM 29.  MANAGEMENT SERVICES
     Not applicable.

ITEM 30.  UNDERTAKINGS
     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 21st day of October, 2004.

                                                 PHOENIX EQUITY TRUST

ATTEST: /s/ Matthew A. Swendiman       BY: /s/ Philip R. McLoughlin
        ------------------------------     ---------------------------------
            Matthew A. Swendiman               Philip R. McLoughlin
            Secretary                          President

     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 21st day of October, 2004.


            SIGNATURES                        TITLE
            ----------                        -----

--------------------------------
E. Virgil Conway*                             Trustee

/s/ Nancy G. Curtiss                          Treasurer (principal financial and
--------------------------------              accounting officer
Nancy G. Curtiss

--------------------------------
Harry Dalzell-Payne*                          Trustee

--------------------------------
S. Leland Dill*                               Trustee

--------------------------------
Francis E. Jeffries*                          Trustee

--------------------------------
Leroy Keith, Jr.*                             Trustee

--------------------------------
Marilyn E. LaMarche                           Trustee

/s/ Philip R. McLoughlin
--------------------------------
Philip R. McLoughlin                          Trustee and President

--------------------------------
Geraldine M. McNamara*                        Trustee

--------------------------------
Everett L. Morris*                            Trustee

--------------------------------
James M. Oates*                               Trustee

--------------------------------
Donald B. Romans*                             Trustee

--------------------------------
Richard E. Segerson*                          Trustee

--------------------------------
Lowell P. Weicker, Jr.*                       Trustee

*By /s/Philip R. McLoughlin
    ------------------------------------
* Philip R. McLoughlin pursuant to powers of attorney.

                                      S-1